UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-l2

Societal CDMO, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY COPY, SUBJECT TO COMPLETION, DATED MARCH 24, 2023

In accordance with Rule 14a-6(d) under Regulation 14A, please be advised that Societal CDMO, Inc. intends to release definitive copies of this Proxy Statement to security holders on or about April 6, 2023.

1 E. Uwchlan Ave., Suite 112

Exton, Pennsylvania 19341

2023 ANNUAL MEETING OF SHAREHOLDERS

To be Held on May 17, 2023

April 6, 2023

Dear Shareholder:

We are pleased to invite you to attend the 2023 Annual Meeting of Shareholders, or the Annual Meeting, of Societal CDMO, Inc., or Societal or the Company, which will be held at 10:00 a.m., Eastern time, on May 17, 2023. The Annual Meeting will be a completely virtual meeting and can be accessed via the Internet at: www.virtualshareholdermeeting.com/SCTL2023.

Details regarding admission to the Annual Meeting and the business to be conducted are more fully described in the accompanying Notice of 2023 Annual Meeting of Shareholders, or Notice, and 2023 Annual Meeting Proxy Statement, or Proxy Statement. Other than the proposals described in the Proxy Statement, our board of directors, or Board, is not aware of any other matters to be presented for a vote at the Annual Meeting.

Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, we hope you will vote as soon as possible. Information about voting methods is set forth in the accompanying Notice and Proxy Statement.

If you have any questions with respect to voting, please call our Chief Financial Officer, Ryan D. Lake, at (770) 531-8365.

Sincerely,

Wayne B. Weisman	J. David Enloe, Jr.
Chairman of the Board	Director, President and Chief Executive Officer

NOTICE OF 2023 ANNUAL MEETING OF SHAREHOLDERS

Dear Shareholder:

You are invited to attend the Annual Meeting. At the Annual Meeting, shareholders will vote on the following:

1.
to elect the two director nominees that are set forth in the attached Proxy Statement to serve as Class III directors, whose term will expire in 2026;
2.
to adopt and approve an amendment to our Second Amended and Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 95 million to 185 million;
3.
to approve, on an advisory basis, the compensation of our named executive officers as disclosed in the attached Proxy Statement; and
4.
to ratify the selection of KPMG LLP, or KPMG, as our independent registered public accounting firm for the 2023 fiscal year.

Shareholders also will transact any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

MEETING INFORMATION:

Date: May 17, 2023

Time: 10:00 a.m.

Location: Via the Internet

www.virtualshareholdermeeting.com/SCTL2023

Record Date: You can vote if you were a shareholder of record on

Your vote matters. Whether or not you plan to virtually attend the Annual Meeting, please ensure that your shares are represented by voting, signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States.

On or about April 6, 2023, the Company will first send to its shareholders of record as of , the record date for the Annual Meeting, a copy of this Proxy Statement, including the Notice of 2023 Annual Meeting of Shareholders and the proxy card, and the Company’s 2022 Annual Report to Shareholders (the “2022 Annual Report”). Please carefully review this Proxy Statement for information on the matters to be presented at the Annual Meeting and for instructions on how to vote your shares. Our 2022 Annual Report, including financial statements for such period, does not constitute any part of the material for the solicitation of proxies, but copies are available to shareholders upon request.

By Order of the Board of Directors,

Carla Lusby

Corporate Secretary

April 6, 2023

PROXY SUMMARY

To assist you in reviewing this year’s proposals, we call your attention to the following proxy summary and urge you to review this Proxy Statement and our 2022 Annual Report in full. This proxy statement and enclosed proxy card are first being sent to shareholders on or about April 6, 2023.

SUMMARY OF SHAREHOLDER VOTING MATTERS

Proposal	For More Information	Board of Directors Recommendation
Item 1: Election of two Class III directors for a three-year term expiring in 2026	Page 42	✓ FOR Each Nominee
William L. Ashton Laura L. Parks, Ph.D.

Item 2: Adopt and approve an amendment to our Second Amended and Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 95 million to 185 million

	Page 43	✓ FOR
Item 3: Approval, on a non-binding advisory basis, of the compensation of our named executive officers	Page 45	✓ FOR

Item 4: Ratification of appointment of KPMG LLP as our independent registered public accounting firm for the 2023 fiscal year	Page 46	✓ FOR

OUR DIRECTOR NOMINEES

The term of office of our Class III directors expires at the Annual Meeting. You are being asked to vote on the election of William L. Ashton and Laura L. Parks, Ph.D. as Class III directors. We are nominating Mr. Ashton and Dr. Parks for election at the Annual Meeting to serve until the 2026 Annual Meeting of Shareholders and until their successors, if any, are elected or appointed, or their earlier death, resignation, retirement, disqualification or removal.

The number of members of our Board is currently set at nine members and is divided into three classes, each of which has a three-year term. Currently, each class consists of three directors. Dr. Michael Berelowitz, a current Class III member of our Board, has advised us that due to other professional commitments, he will not stand for re-election at the Annual Meeting, and his service as a member of our Board will end effective as of the Annual Meeting. As a result, we intend to reduce the size of our Board from nine to eight, effective as of the Annual Meeting. We extend our deepest gratitude to Dr. Berelowitz for his distinguished service to our Board.

Directors are elected by a plurality of the votes cast by our shareholders at the Annual Meeting. The two nominees receiving the most FOR votes (among votes properly cast in person or by proxy) will be elected. If no contrary indication is made, shares represented by executed proxies will be voted FOR the election of Mr. Ashton and Dr. Parks. Each nominee has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve.

i

The following table reflects director nominee biographical information and committee memberships:

Name	Age	Director Since	Occupation	Independent	Committee Memberships			Other Current Public Company Boards
					AC	CC	GC
William L. Ashton	72	2009	Principal at Harrison Consulting Group, Inc.	Yes	-	C	M	Spectrum Pharmaceuticals, Inc.; Baudax Bio, Inc.
Laura L. Parks, Ph.D.	64	2021	Retired	Yes	-	M	M	None
AC = Audit Committee			CC = Compensation Committee		C = Chair
GC = Nominating and Corporate Governance Committee					M = Member

CORPORATE GOVERNANCE SUMMARY FACTS

The following table summarizes our current Board structure and key elements of our corporate governance framework:

Governance Items

Size of Board (set by the Board)	9 (to be reduced to 8 as of the Annual Meeting)

Number of Independent Directors	8 (to be reduced to 7 as of the Annual Meeting)

Independent Chairman of the Board	Yes

Board Self-Evaluation	Annual

Review of Independence of Board	Annual

Independent Directors Meet Without Management Present	Yes

Voting Standard for Election of Directors in Uncontested Elections	Plurality

Diversity of Board background, experience and skills	Yes

2022 CORPORATE HIGHLIGHTS

•
In December 2022, we completed a refinancing that included the repayment of $100.0 million of outstanding term loans with Athyrium, funded by entering into three transactions: (i) we raised gross proceeds of $39.0 million through the sale and subsequent leaseback of our facility located in Gainesville, Georgia; (ii) we raised net proceeds of $32.9 million from the issuance of common stock and Series A convertible preferred stock; and (iii) we borrowed $36.9 million under a new 3-year Term A loan debt facility with Royal Bank of Canada. Among other things, the refinancing has resulted in a reduction to our leverage ratio, a reset of our financial covenants and a reduction in the amount of cash payable for interest in future periods.
•
In September 2022, we appointed Elena Cant to our Board. Ms. Cant has more than 20 years of diverse business experience ranging across various functions including corporate development, business operations and strategy, marketing, commercial, manufacturing, and research and development. Ms. Cant currently serves as the chief operating officer at TwinStrand Biosciences, where she leads the company’s operational organization in support of its efforts to develop its next-generation DNA sequencing technology. Ms. Cant filled the vacancy in Class II created by the resignation of Gerri Henwood in January 2022.

ii

•
In July 2022, we signed an amendment to our license and supply agreement with Lannett Company, or Lannett, for the marketing of Verapamil PM and Verelan SR products. Under terms of the amendment, we will receive improved overall economics, including a 10% increase in the profit share component of revenue from Verapamil PM product sales, as well as immediate and scheduled increases in manufacturing prices. Additionally, the amendment awards us potential new Good Manufacturing Practice, or GMP, manufacturing agreements targeting injectable products for multiple additional Lannett development projects.
•
In May 2022, we unveiled our “20/80 Second Source Technical Transfer” service model. This CDMO offering provides pharmaceutical companies with a time and cost-efficient preparedness strategy for mitigating supply chain risks and vulnerabilities.

iii

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PROXY STATEMENT

This Proxy Statement, with the enclosed proxy card, is being furnished to shareholders of Societal in connection with the solicitation by our Board of proxies to be voted at our Annual Meeting and at any postponements or adjournments thereof. The Annual Meeting will be held on May 17, 2023, at 10:00 a.m., Eastern time via the Internet at www.virtualshareholdermeeting.com/SCTL2023.

This Proxy Statement and the enclosed proxy card, along with the 2022 Annual Report to Shareholders, are first being made available to our shareholders on or about April 6, 2023.

GENERAL INFORMATION ABOUT THE MEETING

PROXY SOLICITATION

Our Board is soliciting your vote on matters that will be presented at the Annual Meeting and at any adjournment or postponement thereof. This Proxy Statement contains information on these matters to assist you in voting your shares.

This Proxy Statement and the proxy card, along with the 2022 Annual Report to Shareholders, are first being made available to our shareholders on or about April 6, 2023. This Proxy Statement and our 2022 Annual Report are available to holders of our common stock at www.proxyvote.com.

SHAREHOLDERS ENTITLED TO VOTE

All shareholders of record of our common stock at the close of business on , or the Record Date, are entitled to receive the Notice and to vote their shares at the Annual Meeting. As of that date, shares of our common stock were outstanding. Each share is entitled to one vote on each matter properly brought to the meeting.

VOTING METHODS

You may vote at the Annual Meeting in person (virtually) or you may cast your vote in any of the following ways:

HOW YOUR SHARES WILL BE VOTED

In each case, your shares will be voted as you instruct. If you return a signed proxy card, but do not provide voting instructions, your shares will be voted FOR each of the proposals in Items 1, 2, 3 and 4. If you are the record holder of your shares, you may revoke or change your vote any time before the proxy is exercised. To do so, you must do one of the following:

•
Vote over the internet or by telephone as instructed above. Only your latest internet or telephone vote is counted. You may not revoke or change your vote over the internet or by telephone after 11:59 p.m., Eastern time, on May 16, 2023;
•
Sign a new proxy card and submit it by mail, which must be received no later than May 16, 2023. Only your latest dated proxy card will be counted;
•
Virtually attend the Annual Meeting at www.virtualshareholdermeeting.com/SCTL2023 and cast your vote during the Annual Meeting, in accordance with instructions provided. Virtually attending the Annual Meeting will not by itself revoke a previously granted proxy; or
•
Give our Corporate Secretary written notice before or at the meeting that you want to revoke your proxy.

If your shares are held by your broker, bank or other holder of record as a nominee or agent (i.e., the shares are held in “street name”), you should follow the instructions provided by your broker, bank or other holder of record.

Deadline for Voting. The deadline for voting by telephone or internet, other than virtually attending the Annual Meeting, is 11:59 p.m., Eastern time on May 16, 2023. If you are a registered shareholder and virtually attend the Annual Meeting, you may vote online during the Annual Meeting.

BROKER VOTING AND VOTES REQUIRED FOR EACH PROPOSAL

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The Notice has been forwarded to you by your broker, bank or other holder of record who is considered the shareholder of record of those shares. As the beneficial owner, you may direct your broker, bank or other holder of record on how to vote your shares by using the proxy card included in the materials made available or by following their instructions for voting on the internet.

A broker non-vote occurs when a broker or other nominee that holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the beneficial owner of the shares. The following table summarizes the proposals to be considered at the Annual Meeting, the vote required with respect to each proposal, how broker non-votes and abstentions are treated with respect to each proposal, and broker discretionary voting authority:

Proposal	Votes Required	Treatment of Withhold, Abstentions and Broker Non-Votes	Broker Discretionary Voting

Item 1: Election of Class III directors for a three-year term expiring in 2026	Plurality of the votes cast	Withhold and broker non-votes will not be taken into account in determining the outcome of the proposal	No

Item 2: Adopt and approve an amendment to our Second Amended and Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 95 million to 185 million

	Majority of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	No

Item 3: Approval, on a non-binding advisory basis, of the compensation of our named executive officers	Majority of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	No

Item 4: Ratification of appointment of KPMG LLP as our independent registered public accounting firm for the 2023 fiscal year	Majority of the votes cast	Abstentions and broker non-votes, if any, will not be taken into account in determining the outcome of the proposal	Yes

QUORUM

We must have a quorum for the transaction of business at the Annual Meeting. The presence of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter to be acted upon at the meeting shall constitute a quorum for the purpose of consideration and action on the matter. To the extent that a quorum is present with respect to consideration of and action on a particular matter or matters but a quorum is not present as to another matter or matters, consideration of and action on the matter or matters for which a quorum is present may occur and, after such consideration and action, the meeting may be adjourned for purposes of the consideration of and action on the matter or matters for which a quorum is not present. For the purpose of establishing a quorum, abstentions, shares withheld, and broker non-votes are considered shareholders who are present and entitled to vote, and count toward the quorum. If there is no quorum, the holders of a majority of the shareholders present and entitled to vote or the presiding officer of the Annual Meeting may adjourn the meeting to another date.

PROXY SOLICITATION COSTS

We pay the cost of soliciting proxies. Proxies will be solicited on behalf of the Board by mail, telephone and other electronic means or in person. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

BOARD OF DIRECTORS

Our Board is the Company’s ultimate decision-making body, except with respect to those matters reserved to the shareholders. Our Board selects the members of our senior management team, who in turn are responsible for the day-to-day operations of the Company. Our Board acts as an advisor and counselor to senior management and oversees its performance.

Our Board consists of directors divided into three staggered classes, with each class holding office for a three-year term William L. Ashton and Laura L. Parks, Ph.D., current Class III directors, have been nominated by our Board for re-election at the Annual Meeting for three-year terms that will expire at the 2026 Annual Meeting of Shareholders and until their successors, if any, are elected or appointed, or their earlier death, resignation, retirement, disqualification or removal. Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Nominating and Corporate Governance Committee, or the Governance Committee, of our Board will recommend to our Board a replacement nominee. The Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his or her replacement.

BOARD STRUCTURE AND COMPOSITION

The Governance Committee of our Board is responsible for recommending the composition and structure of our Board and for developing criteria for Board membership. The Governance Committee regularly reviews director competencies, qualities and experiences, with the goal of ensuring that our Board is comprised of an effective team of directors who function collegially and who are able to apply their experience toward meaningful contributions to our business strategy and oversight of our performance, risk management, organizational development and succession planning.

Our Fourth Amended and Restated Bylaws, or Bylaws, provide that the number of members of our Board shall be fixed by the Board from time to time. Our Board is currently fixed at nine members. Dr. Berelowitz’s service as a member of our Board will end effective as of the Annual Meeting and he is not standing for re-election. As a result, we intend to reduce the size of our Board from nine to eight, effective as of the Annual Meeting. The Governance Committee is responsible for identifying individuals that it believes are qualified to become Board members.

BOARD DIVERSITY

Board diversity and inclusion is critical to our success. While we do not have a formal policy on Board diversity, the Board is committed to building a Board that consists of the optimal mix of skills, expertise, and diversity capable of effectively overseeing the execution of our business and meeting our evolving needs, with diversity reflecting gender, age, race, ethnicity, background, professional experience and perspectives. The Governance Committee considers the value of diversity on the Board in evaluating director nominees. Accordingly, the Governance Committee’s evaluation of director nominees includes consideration of their ability to contribute to the diversity of personal and professional experiences, opinions, perspectives and backgrounds on the Board.

As presently constituted, the Board represents a deliberate mix of members who have a deep understanding of our business as well as members who have different skill sets and points of view. The listing requirements of the Nasdaq Stock Market LLC, or Nasdaq, require each listed company to have, or explain why it does not have, two diverse directors on the board, including at least one diverse director who self-identifies as female and at least one diverse director who self-identifies as an underrepresented minority or LGBTQ+, or for smaller reporting companies, two female directors. Our current board composition is in compliance with this requirement. We are particularly proud of the diversity on our Board, which includes two Board members who self-identify as diverse and lead our newly formed Environmental, Social and Governance Subcommittee.

The matrix below provides certain highlights of the composition of our Board members based on self-identification.

Board Diversity Matrix (As of April 3, 2023)

Total Number of Directors			9

	Female	Male		Non-Binary	Did Not Disclose

Part I: Gender Identity

Directors	2	7		—	—

Part II: Demographic Background

African American or Black	—	—		—	—

Alaskan Native or Native American	—	—		—	—

Asian	—	—		—	—

Hispanic or Latinx	—	—		—	—

Native Hawaiian or Pacific Islander	—	—		—	—

White	2	7		—	—

Two or More Races or Ethnicities	—	—		—	—

LGBTQ+	1	—

Did Not Disclose Demographic Background		—

CRITERIA FOR BOARD MEMBERSHIP

The Governance Committee has identified certain criteria that it will consider in identifying director nominees. Important general criteria and considerations for Board membership include:

GENERAL CRITERIA

Ability to contribute to the Board’s range of talent, skill and experience to provide sound and prudent guidance with respect to the Company’s strategy and operations, including, but not limited to:

•
 Experience at senior levels in public companies;
•
Technology and financial expertise;
•
Experience in leadership roles in the life sciences, healthcare or public health fields, including experience in the areas of development and commercialization of drug products and pharmaceutical manufacturing and quality control, including oversight and expansion of contract manufacturing and development operations;
•
Personal integrity and ethical character, commitment and independence of thought and judgment;
•
Capability to fairly and equally represent our shareholders;
•
 Confidence and willingness to express ideas and engage in constructive discussion with other Board members and management, to actively participate in the Board’s decision-making process and make difficult decisions in the best interest of the Company;
•
 Willingness and ability to devote sufficient time, energy and attention to the affairs of the Company and the Board; and
•
Lack of actual and potential conflicts of interest.

The Governance Committee also considers, on an ongoing basis, the background, experience and skills of the incumbent directors that are important to our current and future business needs, and evaluates the experience and skills that would be valuable in new Board members.

SELECTION OF CANDIDATES

Director Skill Set Considerations; Use of Matrix

In recruiting and selecting Board candidates, the Governance Committee takes into account the size of the Board and utilizes a skills matrix. The expertise and experience included in the skills matrix are tied to our strategic goals, and the intent of the skills matrix is to ensure that the Board members collectively possess qualities that facilitate effective oversight of our strategic plans and help determine whether those skills and/or other attributes qualify him or her for service on a particular committee. While the matrix is useful for determining the collective skills of the Board as a whole, it is not a comparative or complete measure of the value of directors; a director with more focused experience could nonetheless contribute broadly and effectively. The Governance Committee also considers a wide range of additional factors, including: each director’s or candidate’s projected retirement date, to assist in Board succession planning; other positions the director or candidate holds, including other boards of directors on which he or she serves; and the independence of each director or candidate, to ensure that a substantial majority of the Board is independent. While the Company does not have a formal policy on Board diversity, the Governance Committee considers the value of diversity on the Board in evaluating director nominees. Accordingly, the Governance Committee’s evaluation of director nominees includes consideration of their ability to contribute to the diversity of personal and professional experiences, opinions, perspectives and backgrounds on the Board.

The matrix below displays the current Board’s skills and experience, including Dr. Berelowitz, who will not stand for re-election at the Annual Meeting, and whose service as a member of our Board will end effective as of the Annual Meeting:

Director Skills and Experience
Supply Chain
Customers/Community
Environmental/Sustainability
Public Relations/Investor Relations
Marketing
Operations
Risk Management
Leadership
Human Capital Management
CDMO Industry
Financial/Accounting
Capital Markets
Strategic Development
Corporate Governance/Ethics
Public Company
0
1
2
3
4
5
6
7
8
9
10

POTENTIAL DIRECTOR CANDIDATES

On an ongoing basis, the Governance Committee considers potential director candidates identified on its own initiative as well as candidates referred or recommended to it by other directors, members of management, search firms, shareholders and others (including individuals seeking to join the Board). Shareholders who wish to recommend candidates may contact the Governance Committee in the manner described under the heading “Shareholder Communications to the Board” in this Proxy Statement. Shareholder nominations must be made according to the procedures required under our Bylaws and described in this Proxy Statement under the heading “Requirements for Submission of Shareholder Proposals for Next Year’s Annual Meeting.” Shareholder-recommended candidates and shareholder nominees whose nominations comply with these procedures and who meet the criteria referred to above will be evaluated by the Governance Committee in the same manner as the Governance Committee’s nominees.

In each of the director nominee and continuing director biographies that follow, we highlight the specific experience, qualifications, attributes and skills that led the Board to conclude that the director nominee or continuing director should serve on our Board at this time.

DIRECTOR NOMINEES

CLASS III DIRECTORS — TERMS EXPIRING AT THE ANNUAL MEETING

WILLIAM L. ASHTON

Age: 72 Director Since: 2009	Committee Memberships: Compensation (Chair) and Governance	Other Public Directorships: Spectrum Pharmaceuticals, Inc.; Baudax Bio, Inc.

William L. Ashton has been a member of our Board since 2009. Since the beginning of 2013, Mr. Ashton has been a principal at Harrison Consulting Group, Inc., a privately-held biopharmaceutical consulting firm. From August 2009 to June 2013, Mr. Ashton was the senior vice president of external affairs reporting to the president and an assistant professor at the University of the Sciences in Philadelphia, Pennsylvania. From August 2005 to August 2009, Mr. Ashton was the founding Dean of the Mayes College of Healthcare Business and Policy. Mr. Ashton has 29 years’ experience in the biopharmaceutical industry. From 1989 to 2005, Mr. Ashton held a number of positions at Amgen Inc., a biotechnology company, including vice president of U.S. sales and vice president of commercial and government affairs. Mr. Ashton currently serves on the boards of directors of Spectrum Pharmaceuticals, Inc. and Baudax Bio. He previously served on the board of directors of Galena Biopharma, Inc. from April 2013 until January 2018. He is also a member of the board of directors of the National Osteoporosis Foundation and Friends of the National Library of Medicine at the National Institutes of Health. Mr. Ashton holds a B.S. in Education, from the California University of Pennsylvania and an M.A. in Education, from the University of Pittsburgh.

Skills & Qualifications: Mr. Ashton’s extensive experience with pharmaceutical and biological product commercialization and reimbursement issues, including developing and leading a commercial sales force, his past advisory role during the early years of Auxilium Pharmaceuticals, Inc., as well as his governance experience as a board member of public and privately-held companies and his reimbursement and scientific expertise contributed to our Board’s conclusion that he should serve as a director of our Company.

LAURA L. PARKS, PH.D.

Age: 64 Director Since: 2021	Committee Memberships: Governance and Compensation	Other Public Directorships: None

Laura L. Parks, Ph.D. has been a member of our Board since 2021. Dr. Parks has most recently served on the executive leadership team at Patheon, a global biopharma CDMO, until its acquisition by Thermo Fischer Scientific in 2017. In this role, she led strategic commercial and operational initiatives including development and execution of an end-to-end pharmaceutical services offering, as well as global strategic enterprise accounts organization. Prior to her role with Patheon, she served as president of DSM Pharmaceuticals, the CDMO subsidiary of DSM focused on finished dose pharmaceuticals, including sterile injectables, orals and topicals, from June 2012 until its merger in March 2014 with Patheon. Dr. Parks also has extensive experience in the food ingredient industry, having served as vice president of sales for Solae, a division of DuPont. While at Solae, Dr. Parks also held the position of regional vice president, North America, leading the company’s $120 million food ingredients business. She currently serves on the advisory board of Lindy BioSciences, a Durham, NC-based development-stage protein therapeutic formulations company. Dr. Parks earned a Ph.D. in food science from the University of Georgia and bachelor’s degree from The Ohio State University.

Skills & Qualifications: Dr. Parks’ extensive executive leadership experience as well as her many years of experience in the biopharma CDMO industry contributed to our Board’s conclusion that she should serve as a director of our Company.

CONTINUING DIRECTORS

CLASS I DIRECTORS – TERMS EXPIRING AT THE 2024 ANNUAL MEETING OF SHAREHOLDERS

WINSTON CHURCHILL

Age: 82 Director Since: 2008	Committee Memberships: Audit and Compensation	Other Public Directorships: Innovative Solutions and Support, Inc., Amkor Technology, Inc., Baudax Bio, Inc.

Winston J. Churchill has been a member of our Board since 2008. Since 2007, Mr. Churchill has been a director of the corporate general partner of the common general partner of SCP Vitalife Partners II, L.P. and SCP Vitalife Partners (Israel) II, L.P., collectively referred to herein as SCP Vitalife. He has also served as a managing member of SCP Vitalife Management Company, LLC, which by contract provides certain management services to the common general partner of SCP Vitalife. Mr. Churchill has also served since 1993 as the President of CIP Capital Management, Inc., the general partner of CIP Capital, L.P., a Small Business Administration-licensed private equity fund. Prior to that, Mr. Churchill was a managing partner of Bradford Associates, which managed private equity funds on behalf of Bessemer Securities Corporation and Bessemer Trust Company. From 1967 to 1983, Mr. Churchill practiced law at the Philadelphia firm of Saul Ewing, LLP, where he served as Chairman of the Banking and Financial Institutions Department, Chairman of the Finance Committee and was a member of the Executive Committee. Mr. Churchill is a director of Innovative Solutions and Support, Inc., Amkor Technology, Inc., Baudax Bio and various SCP Vitalife portfolio companies and he previously served as a director of Griffin Industrial Realty from April 1997 until 2017. In addition, he serves as a director on the boards of a number of charities and as a trustee of educational institutions including the Gesu School and Young Scholars Charter School and is a Trustee Fellow of Fordham University. From 1989 to 1993, Mr. Churchill served as Chairman of the Finance Committee of the Pennsylvania Public School Employees’ Retirement System. He was awarded a B.S. in Physics, summa cum laude, from Fordham University followed by an M.A. in Economics from Oxford University, where he studied as a Rhodes Scholar, and a J.D. from Yale Law School.

Skills & Qualifications: Mr. Churchill’s insight into financial and investment matters from his experience in private equity investing in life sciences companies, his financial and corporate governance experience from serving on numerous public and private boards of directors, as well as his long service as a director on our Board, where he gained extensive knowledge of our business and history, contributed to our Board’s conclusion that he should serve as a director of our Company.

JAMES C. MILLER

Age: 72 Director Since: 2021	Committee Memberships: Audit and Compensation	Other Public Directorships: None.

James Miller has been a member of our Board since February 2021. Mr. Miller previously served as the founder and president of PharmSource Information Services, Inc., a market intelligence service, from 1996 to February 2018. Since February 2018, Mr. Miller has provided pharmaceutical manufacturing strategy consulting services to various pharmaceutical manufacturing companies. Mr. Miller previously served as a consultant in corporate strategy at the Boston Consulting Group and as an economist at The World Bank. Mr. Miller received a Bachelor in International Study degree and Economics from American University, a Master of Regional Planning degree at the University of North Carolina, Chapel Hill and an MBA from Stanford University Graduate School of Business.

Skills & Qualifications: Mr. Millers’ extensive experience with pharmaceutical and biological contract manufacturing and development, his deep industry knowledge and his experience as a pharmaceutical and biological manufacturing consultant contributed to our Board’s conclusion that he should serve as a director of our Company.

WAYNE B. WEISMAN

Age: 67 Director Since: 2008	Committee Memberships: Governance	Other Public Directorships: ReWalk Robotics Ltd., Baudax Bio, Inc.

Wayne B. Weisman has been a member and the chairman of our Board since 2008. Since 2007, Mr. Weisman has been a director of the corporate general partner of the common general partner of SCP Vitalife. He has also served as a managing member of SCP Vitalife Management Company, LLC, which by contract provides certain management services to the common general partner of SCP Vitalife. He has also led the activities of SCP Private Equity Partners II, L.P., a venture capital fund of which he and Mr. Churchill are principals, in the life sciences area; these activities include investments in the United States and Israel. He has also led several other technology investments for SCP Private Equity Partners II, L.P. He has been a member of the investment committee of the Vitalife Life Sciences funds since their inception in 2002 and has worked closely with these funds since then. Mr. Weisman was a member of the board of directors of CIP Capital, L.P., a small business investment company licensed by the U.S. Small Business Administration since its inception in 1991 until 2017. From 1992 to 1994, Mr. Weisman was executive vice president and member of the board of a public drug delivery technology company. In addition, he also operated a management and financial advisory firm focusing on the reorganization and turnaround of troubled companies and began his career practicing reorganization law at a large Philadelphia law firm. Mr. Weisman possesses extensive experience in venture capital investing, particularly in the life sciences area. In addition to being our Chairman, Mr. Weisman serves on the board of directors of ReWalk Robotics Ltd. and Baudax Bio and on the board of directors for a number of private companies. He is the Vice Chairman of the board of trustees of Young Scholars Charter School, and was chairman of that board from 2010 to 2017. He is also an advisory board member of Mid-Atlantic Diamond Ventures, the venture forum of Temple University. Mr. Weisman holds a B.A. from the University of Pennsylvania, and a J.D. from the University of Michigan Law School.

Skills & Qualifications: As a long time director of our company, Mr. Weisman’s extensive knowledge of our business and history, experience as a board member of multiple publicly-traded and privately-held companies and expertise in developing, financing and providing strong executive leadership to numerous growing life science companies contributed to our Board’s conclusion that he should serve as a director of our Company.

CLASS II DIRECTORS – TERMS EXPIRING AT THE 2025 ANNUAL MEETING OF SHAREHOLDERS

J. DAVID ENLOE, JR.

Age: 59 Director Since: 2020	Committee Memberships: None	Other Public Directorships: None

J. David Enloe, Jr. has been a member of our Board since December 2020. Mr. Enloe has served as our President and Chief Executive Officer since December 2020 and formerly served as President and Chief Executive Officer of Ajinomoto Bio-Pharma Services, a global, fully integrated CDMO from December 2013 to December 2020. Before joining Ajinomoto, Mr. Enloe served as the Head of the Viral Therapeutics Business Unit at Lonza Group AG, a Swiss multinational chemicals and biotechnology company, which unit was the result of Lonza’s acquisition of Vivante GMP Solutions, a gene therapy CDMO, that Mr. Enloe founded in June 2009 and where he served as President and CEO until its sale to Lonza AG. Before founding Vivante, Mr. Enloe spent 14 years with Introgen Therapeutics, joining as its first employee in 1995 and spending several years as Senior Vice President and COO before ultimately being named President and CEO. He is a Certified Public Accountant and started his career in public accounting with Arthur Andersen & Co. Mr. Enloe received a B.B.A. in Accounting from the University of Texas at Austin.

Skills & Qualifications: Mr. Enloe’s extensive leadership experience in the CDMO industry, including holding senior leadership positions at a number of CDMOs, along with his deep knowledge of the pharmaceutical industry and insights into the CDMO market contributed to our Board’s conclusion that he should serve as a director of our Company.

BRYAN M. REASONS

Age: 55 Director Since: 2017	Committee Memberships: Audit (Chair)	Other Public Directorships: Aclaris Therapeutics, Inc.

Bryan M. Reasons has been a member of our Board since 2017. Mr. Reasons has served as the Chief Financial Officer of Mallinckrodt plc, a global specialty pharmaceutical company since March 2019. Prior to that, Mr. Reasons served as the Senior Vice President, Finance and Chief Financial Officer of Impax Laboratories, Inc., or Impax, a specialty pharmaceutical company, from December 2012 until February 2019. He previously served as the Acting Chief Financial Officer of Impax from June 2012 to December 2012 and as the Vice President, Finance of Impax from January 2012 to June 2012. Prior to joining Impax, Mr. Reasons served as Vice President, Finance, from January 2010 to November 2011 and as Vice President, Risk Management and General Auditor, from October 2005 to January 2010 at Cephalon, Inc., or Cephalon, a biopharmaceutical company. Following the acquisition of Cephalon by Teva Pharmaceutical Industries Ltd., or Teva, a generic pharmaceuticals company, he served as Vice President, Finance of Teva from November 2011 to January 2012. Prior to joining Cephalon, Mr. Reasons held various finance management positions at E.I. Du Pont De Nemours and Company from 2003 to 2005 and served as senior manager at PricewaterhouseCoopers LLP from 1992 to 2003. Mr. Reasons currently serves as a director and chair of the audit committee of Aclaris Therapeutics, Inc., a position he has held since April 2018. Mr. Reasons has a B.S. in accounting from Pennsylvania State University and an M.B.A. from Widener University and is a certified public accountant.

Skills & Qualifications: Mr. Reasons’ extensive experience in the pharmaceutical industry, including his experience in senior leadership positions at a number of large pharmaceutical companies, as well as his expertise in financial and accounting matters, contributed to our Board’s conclusion that he should serve as a director of our Company.

Elena Cant

Age: 46 Director Since: 2022	Committee Memberships: Governance	Other Public Directorships: None

Elena Cant has been a member of our Board since September 2022. Since January 2020, she has been the Chief Operating Officer of TwinStrand BioSciences Inc., a private genomics company, where she manages all operational matters related to the company’s products, including manufacturing, supply chain, quality and regulatory. From 2012 to 2019, Ms. Cant served in several roles for Takeda Pharmaceutical Company Limited, a global biopharmaceutical company, including Commercial Head, Vaccine Business Unit (2016-2019) and Global Head of Vaccine Business Operations (2012-2016). Ms. Cant started her career in life sciences as a strategy consultant at McKinsey & Co, where she consulted large pharmaceutical and medical device companies, major health insurers, and hospital chains. Ms. Cant received her Bachelor of Science degree in economics and management from the Technical University of Moldova and her M.B.A. from the Booth School of Business at the University of Chicago.

Skills & Qualifications: Ms. Cant’s extensive experience in the healthcare and life sciences industries with experience across a wide variety of functional areas contributed to our Board’s conclusion that she should serve as a director of our Company.

CORPORATE GOVERNANCE AND RISK MANAGEMENT

We are committed to good corporate governance and integrity in our business dealings. Our governance practices are documented in our Second Amended and Restated Articles of Incorporation, as amended, or Articles of Incorporation, our Bylaws, our Code of Business Conduct and Ethics, or the Code of Conduct, our Corporate Governance Guidelines and the charters of the committees of our Board, or collectively, the Committees. Aspects of our governance documents are summarized below. You can find the current charter for each Committee and our Code of Conduct on our website www.societalcdmo.com under “Investors — Governance — Governance Documents.”

BOARD INDEPENDENCE

Our Board has determined that each individual that served as a director of the Company during the year ended December 31, 2022, except for Mr. Enloe and Ms. Gerri Henwood, is an “independent” director, as defined under the rules of the Nasdaq Capital Market, or Nasdaq. Ms. Henwood resigned as a director in January 2022. In making such determination, the Board considered the relationships that each such non-employee director has with the Company and all other facts and circumstances that the Board deemed relevant in determining their independence, including the beneficial ownership of our common stock by each non-employee director. Our independent directors generally meet in executive session at each regularly scheduled Board meeting.

BOARD LEADERSHIP STRUCTURE

The Board does not have a formal policy with respect to the separation of the offices of Chief Executive Officer, or CEO, and Chairman of the Board. It is the Board’s view that rather than having a rigid policy, the Board, with the advice and assistance of the Governance Committee, and upon consideration of all relevant factors and circumstances, will determine, as and when appropriate, whether the two offices should be separate. Currently, our leadership structure separates the offices of CEO and Chairman of the Board with Mr. Enloe serving as our CEO and Mr. Weisman serving as Chairman of the Board. Our Board believes that the separation of the positions of CEO and Chairman of the Board reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our Board as a whole.

BOARD COMMITTEES

Our Board has established various Committees to assist in discharging its duties: the Audit Committee, the Compensation Committee and the Governance Committee. Each member of our Committees is an independent director as that term is defined by the SEC and Nasdaq. The primary responsibilities of each of the Committees and the Committee memberships are provided below under the section entitled “Board Attendance, Committee Meetings and Committee Membership.”

Each of the Committees has the authority, as its members deem appropriate, to engage legal counsel or other experts or consultants to assist the Committee in carrying out its responsibilities.

RISK MANAGEMENT

The Board’s role in risk oversight is consistent with our leadership structure, with management having day-to-day responsibility for assessing and managing our risk exposure and the Board actively overseeing management of our risks – both at the Board and Committee level. The risk oversight process includes receiving regular reports from Committees and our executive officers to enable our Board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, operations (including cybersecurity), finance, legal, regulatory, strategic and reputational risk.

The Board focuses on the overall risks which may affect us. Each Committee has been delegated the responsibility for the oversight of specific risks that fall within its areas of responsibility. For example:

•
The Audit Committee oversees management of financial reporting, compliance and litigation risks, including risks related to our insurance, information technology, cybersecurity, human resources and regulatory matters, as well as the steps management has taken to monitor and control such exposures.
•
The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation policies, plans and arrangements and the extent to which those policies or practices increase or decrease risk for the Company.
•
The Governance Committee manages risks associated with the independence of the Board, potential conflicts of interest and the effectiveness of the Board.

While each Committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through Committee reports about such risks. Matters of significant strategic risk are considered by our entire Board.

EVALUATING BOARD EFFECTIVENESS

The Board, led by the Governance Committee, is committed to continuous improvement and believes annual self-evaluations are an important tool for evaluating effectiveness. It has established and conducted an annual self-evaluation of the Board, which is presented by the chairman of the Governance Committee to the Board for discussion. In addition, each committee conducts an annual self-assessment in a review process similar to that used by the Board. Below is a graphic depicting the Board and Governance Committee annual cycle in evaluating Board effectiveness.

Governance Committee meets with Board to discuss annual evaluation process
Governance Committee solicits responses to Board Evaluation Survey and Committees perform self-assessments
Board Evaluation Survey results analyzed by Governance Committee and feedback presented to Board
Governance Committee oversees the implementation of Board Evaluation Survey suggestions and reviews overall effectiveness of annual evaluation process

CODE OF CONDUCT

We have a written Code of Conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Conduct covers fundamental ethical and compliance-related principles and practices such as accurate accounting records and financial reporting, avoiding conflicts of interest, the protection and use of our property and information and compliance with legal and regulatory requirements. Any amendments to the Code of Conduct, or any waivers of its requirements, will be disclosed on our website at www.societalcdmo.com.

DIRECTOR ORIENTATION AND CONTINUING EDUCATION

Our director orientation programs familiarize new directors with the Company’s businesses, strategies, and policies, and assist new directors in developing the skills and knowledge required for their service on the Board. All other directors are also invited to attend the orientation programs. From time to time, management advises, or invites outside experts to attend Board meetings to advise, the Board on its responsibilities, management’s responsibilities, developments relevant to corporate governance and best corporate practices. Additionally, Board members may attend, and are encouraged to attend, accredited director education programs at the Company’s expense.

RESTRICTIONS ON THE HEDGING AND PLEDGING OF SOCIETAL SHARES

Pursuant to the Company’s Insider Trading Policy, which applies to all officers, all directors and all employees of the Company and any of the Company’s subsidiaries, or the Covered Individuals, the Covered Individuals are prohibited from purchasing financial instruments or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of any equity security of Societal or any such subsidiary. Covered Individuals are also prohibited from selling “short” any securities of those companies.

Covered Individuals are further prohibited from holding any equity securities of Societal or any such subsidiary in a margin account or otherwise pledging such securities as collateral for a loan. Additionally, standing and limit orders create heightened risks for insider trading, with the possibility that such a transaction will be entered at a time when a director, officer, or other employee holds material, nonpublic information. Societal discourages these types of transactions. If placed, their timeframe should be short in duration and comply with the additional procedures of the Company’s Insider Trading Policy.

These prohibitions also apply to family members living in the same household as Covered Individuals, as well as entities influenced or controlled by the Covered Individuals.

CORPORATE GOVERNANCE GUIDELINES

We have a written set of corporate governance guidelines that are designed to help ensure effective corporate governance of our Company. Our Corporate Governance Guidelines cover topics including, but not limited to, director qualification criteria, director responsibilities, director compensation, director orientation and continuing education, the annual evaluations of our Board and its Committees and succession planning. Succession planning for the Board is critical to our success. Our goal is to achieve a Board that provides effective oversight of the Company through the appropriate balance of diversity of perspectives, experience, expertise and skills. Our Corporate Governance Guidelines are reviewed at least annually by the Governance Committee and amended by our Board when appropriate.

BOARD ATTENDANCE, COMMITTEE MEETINGS AND COMMITTEE MEMBERSHIP

Director	Independent	Board	AC	CC	GC

William Ashton	Yes	M		C	M

Michael Berelowitz*	Yes	M			C

Winston Churchill	Yes	M	M	M

J. David Enloe, Jr.	No	M

Elena Cant	Yes	M			M

James Miller	Yes	M	M	M

Laura L. Parks, Ph.D.	Yes	M		M	M

Bryan M. Reasons	Yes	M	C

Wayne B. Weisman	Yes	C			M

2022 Meetings		13	4	7	5

AC = Audit Committee	CC = Compensation Committee	C = Chair
GC = Governance Committee		M = Member

* Dr. Berelowitz provided notice to us that he will not stand for reelection at the Annual Meeting.

During 2022, each director attended at least 75% of the meetings of the Board and meetings of each Committee on which he or she served. Although we do not have a formal policy regarding attendance by members of our Board at our Annual Meeting, we encourage all of our directors to attend. All of our then-serving directors attended our 2022 Annual Meeting of Shareholders.

Following Dr. Berelowitz’s resignation from the Board, Mr. Ashton will succeed him as the chair of the Governance Committee, and Dr. Parks will succeed Mr. Ashton as the chair of the Compensation Committee.

Audit Committee
Chair: Bryan M. Reasons Additional Members: • Winston Churchill • James Miller

The Audit Committee assists the Board by providing oversight of our financial management, independent auditor and financial reporting procedures, as well as such other matters as directed by the Board or the Audit Committee Charter.

Among other things, the Audit Committee’s responsibilities include:

•
appointing, retaining, compensating, overseeing, evaluating, and, when appropriate, terminating our independent registered public accounting firm;
•
discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•
periodically reviewing policies and procedures with respect to data privacy and security we employ in conducting our business;
•
reviewing with management its assessment of our internal control over financial reporting, disclosure controls and procedures;
•
reviewing our Code of Conduct and recommending any changes to the Board;
•
overseeing our risk assessment and risk management processes;
•
reviewing and ratifying all related party transactions, based on the standards set forth in our Related Party Transactions Policy; and
•
preparing and approving the Audit Committee report required to be included in our annual proxy statement.

✓
All members of our Audit Committee are deemed “independent” and financially literate under the applicable rules and regulations of the SEC and Nasdaq.
✓
Mr. Reasons also qualifies as an “audit committee financial expert” within the meaning of SEC regulations.

Governance Committee

Chair: Michael Berelowitz

Additional Members:

•
William Ashton
•
Elena Cant
•
Laura L. Parks, Ph.D.
•
Wayne Weisman

Dr. Berelowitz has advised us that, due to other professional commitments, he will not stand for re-election at the Annual Meeting, and his service as a member of our Board will end effective as of the Annual Meeting. Following Dr. Berelowitz’s resignation from the Board, Mr. Ashton will succeed him as the chair of the Governance Committee.

The Governance Committee identifies qualified individuals for membership on the Board, recommends to the Board the director nominees to fill vacancies on the Board and to stand for election at the next annual meeting of shareholders, develops and recommends to the Board a set of corporate governance guidelines for the Board and provides oversight of the corporate governance affairs of the Board, as well as such other matters as directed by the Board or the Governance Committee Charter. Among other things, our Governance Committee’s responsibilities include:

•
developing and submitting to the Board for its adoption a list of selection criteria for new directors to serve on the Board;
•
identifying, reviewing and evaluating candidates, including candidates submitted by shareholders, for election to the Board and recommending to the Board (i) nominees to fill vacancies or new positions on the Board and (ii) the slate of nominees to stand for election by the Company’s shareholders at each annual meeting of shareholders;
•
developing, recommending, and overseeing the implementation of and monitor compliance with, our corporate governance guidelines, and periodically reviewing and recommending any necessary or appropriate changes to our corporate governance guidelines;
•
annually recommending to the Board (i) the assignment of directors to serve on each Committee; (ii) the chairperson of each Committee and (iii) the chairperson of the Board or lead independent director, as appropriate;
•
periodically assessing the appropriate size and composition of the Board as a whole, the needs of the Board and the respective committees of the Board, and the qualification of director candidates in light of these needs;
•
reviewing the adequacy of the Articles of Incorporation and Bylaws and recommending to the Board, as conditions dictate, amendments for consideration by the shareholders;
•
reviewing any proposals submitted by shareholders for action at the annual meeting of shareholders and make recommendations to the Board regarding action to be taken in response to each proposal;
•
implementing policies with respect to governance risk oversight, assessment and management of risk associated with the independence of our Board and director nominees, potential conflicts of interest of members of our Board and our executive officers and the effectiveness of the Board and the committees thereof; and
•
overseeing our approach to environmental, social and governance matters, or ESG, through a dedicated ESG Subcommittee.

The Governance Committee is responsible for identifying individuals that the Committee believes are qualified to become Board members, as described above in the section entitled “Board Structure and Composition.”

✓ All members are deemed independent under the listing standards of Nasdaq

Compensation Committee

Chair: William Ashton

Additional Members:

•
Winston Churchill
•
James Miller
•
Laura L. Parks, Ph.D.

Following Mr. Ashton's appointment as chair of the Governance Committee, Dr. Parks will succeed him as the chair of the Compensation Committee.

The Compensation Committee reviews the performance and development of our management in achieving corporate goals and objectives and assures that our executive officers (including our CEO) are compensated effectively in a manner consistent with our strategy, competitive practice and shareholder interests, as well as such other matters as directed by the Board or the Compensation Committee Charter. Among other things, the Compensation Committee’s responsibilities include:

•
annually reviewing and recommending to the Board for approval the corporate goals and objectives applicable to the compensation of our CEO and other executive officers and evaluating at least annually our CEO’s and other executive officers’ performance in light of those goals and objectives;
•
determining and approving our CEO’s and other executive officers’ compensation level (including salary, cash and equity-based incentive awards and any personal benefits);
•
administering, or where appropriate, overseeing the administration of, executive and equity compensation plans and such other compensation and benefit plans that are adopted by us from time to time;
•
determining stock ownership guidelines for our CEO and other executive officers and monitoring compliance with such guidelines, if deemed advisable by our Board or the Compensation Committee; and
•
overseeing risks and exposures associated with executive compensation plans and arrangements.

✓
All members are deemed independent under the listing standards of Nasdaq
✓
All members are “non-employee directors” for purposes of Rule 16b-3 under the applicable rules and regulations of Nasdaq and the Securities Exchange Act of 1934, as amended, or the Exchange Act.

COMPENSATION CONSULTANT

Our Compensation Committee has delegated authority to our CEO to grant options or other stock awards, in accordance with guidelines established by our compensation consultant, to our non-executive officers. Our Compensation Committee also has the authority to form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances.

Our CEO annually reviews the performance of each of the other executive officers, including the other named executive officers. He then recommends annual merit salary adjustments and any changes in annual or long-term incentive opportunities for other executives. The Compensation Committee considers our CEO’s recommendations in addition to data and recommendations presented by our executive compensation consultant.

Pay Governance, LLC, or Pay Governance, is our executive compensation consultant. Pay Governance was engaged by and reports directly to the Compensation Committee, and provides various executive compensation services to the Compensation Committee, including advising the Compensation Committee on the principal aspects of our executive compensation program and evolving industry practices and providing market information and analysis regarding the competitiveness of our program design and our award values in relation to performance. Upon request by the Compensation Committee, a representative of Pay Governance attended Compensation Committee meetings. Pay Governance does not provide services to us other than its advice to the Compensation Committee on executive and director compensation matters. The Compensation Committee determined Pay Governance to be independent under the Nasdaq and SEC regulations.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2022, none of the members of the Compensation Committee was one of our officers or employees, none was formerly an officer of the company, and none had a relationship requiring disclosure with respect to related party transactions. During 2022, none of our executive officers served on the compensation committee or board of directors of any company that employed or employs any member of our Compensation Committee or Board.

FAMILY RELATIONSHIPS

There are no family relationships among any of our directors or executive officers.

SHAREHOLDER ENGAGEMENT

Connect

Engaging with investors is fundamental to our commitment to good governance and essential to maintaining strong corporate governance practices. Throughout the year, we seek opportunities to connect with our investors to gain and share valuable insights into current and emerging global governance trends.

Collaborate

We strive for a collaborative approach to shareholder engagement and value the variety of investors’ perspectives received, which helps deepen our understanding of their interests and motivations.

Communicate

Our goal is to communicate with our shareholders through various platforms, including via our website, in print and in person at investor presentations or shareholder meetings. We view communication between our shareholders and the Board as a dialogue.

How to Communicate with our Directors By mail: Corporate Secretary, Societal CDMO, Inc 1 E. Uwchlan Ave., Suite 112 Exton, Pennsylvania 19341

OUR VALUES — ENVIRONMENTAL, SOCIAL AND CORPORATE GOVERNANCE

Societal’s approach to ESG is driven by the commitment to further our mission of “improving patients’ lives through client partnerships, while contributing to the communities in which we operate. Our pursuit is three-fold: (i) fostering sound corporate governance to ensure the long-term health of our company; (ii) creating a great place to work and do business that gives back to the communities we serve; and (iii) operating more efficiently while supporting our new and existing customers’ own sustainability aspirations. Our thoughtful approach enhances Societal’s ability to compete in the marketplace while bringing tailored solutions to our clients.

Designing and implementing organization-wide initiatives that align with our mission and values in a meaningful way is not a process that can be executed overnight. Since becoming a standalone, public company at the end of 2019, Societal has remained dedicated to ensuring that this process is timely and proactive, but also maintains a deliberate approach toward optimal effectiveness.

Accomplishments/Engagement

2022

•
Rebranded from Recro to Societal CDMO, including a new company name, website, and collateral;
•
Increased our presence in the CDMO marketplace by authoring articles, and participating on industry podcasts;
•
Established the ESG Subcommittee of the Governance Committee and appointed Laura Parks, Ph.D., Chair;
•
Through leadership feedback informed by a company-wide values survey, adopted new cultural values to align with corporate strategy to help accelerate how we work together;
•
Introduced “High Five” employee recognition program to encourage embedding of corporate values. Continually reinforced importance of values in meetings and conversations;
•
Achieved “Great Place to Work” designation;
•
Partnered with NASDAQ to review ESG rating reports and defined Societal ESG material topics to focus on; and
•
Building highlights report, ESG webpage and policies, on track to be completed by April 2023.

2021

•
Hired Erica Raether, VP of People, Culture and ESG;
•
Developed sustainability commitment statement and made sustainability efforts more visible;
•
Supported and participated in community outreach activities and announced new paid Volunteer Time Off benefit to all employees;
•
Formed an in-house Talent Acquisition team to support DEI efforts and hiring top talent; and
•
Engaged NASDAQ to help the company with ESG efforts.

ESG Governance

In 2022 a dedicated ESG Subcommittee was created to ensure our ESG initiatives were well understood and guided at the Board level. We have a written set of corporate governance guidelines that are designed to help ensure effective corporate governance of our Company. See "Corporate Governance and Risk Management - Corporate Governance Guidelines" above.

Disclosures

We also believe in the importance of maintaining transparency. We publish several disclosures designed to keep our stakeholders apprised of our progress around ESG. Stakeholders interested in more detailed information on our ESG efforts are encouraged to consult our annual ESG Highlights Report, which adheres to SASB standards and includes workforce demographics (EEO-1). These disclosures, along with our Code of Conduct, Supplier Code of Conduct, and Environmental Health and Safety Policy, will be available on our upcoming ESG webpage at ir.societalcdmo.com.

Forward-Looking Statements

The goals discussed in this proxy statement and our ESG disclosures are aspirational, and no guarantees or promises are made that all goals will be met. Neither our ESG disclosures nor this section of the proxy statement are comprehensive. As such, they should be read in conjunction with the reports that Societal has filed with the SEC pursuant to the Exchange Act, including the “Forward-Looking Statements” and “Risk Factors” sections of our Annual Report on Form 10-K for the period ended December 31, 2022. This and other SEC filings are available through our website at ir.societalcdmo.com and on the SEC’s website at sec.gov. Unless otherwise stated, all information in this section is as of December 31, 2022.

DIRECTOR COMPENSATION

We have designed and implemented our compensation program for our non-employee directors to attract, motivate and retain individuals who are committed to our values and goals and who have the expertise and experience that we need to achieve those goals.

DIRECTOR COMPENSATION PROGRAM

The table below depicts our compensation program for our non-employee directors in effect during 2022:

Non-Employee Director Compensation Program

Cash

Annual Cash Retainer	$40,000

Annual Committee Chair Retainer:

Audit	$20,000

Compensation	$15,000

Governance	$10,000

Committee Member Retainer:

Audit	$10,000

Compensation	$ 7,500

Governance	$ 5,000

Annual Non-Executive Chairman of the Board Cash Retainer	$40,000

Equity

Initial Equity Grant	A stock option to purchase 20,000 shares of our common stock vesting in three equal annual installments

Annual Equity Retainer	$70,000 in restricted stock units and $65,000 in stock options, granted annually following our annual meeting of shareholders, and in each case vesting on the first anniversary of the date of grant

Cash fees are paid quarterly and are typically pro-rated for non-employee directors who cease to provide services mid-year. Our non-employee directors are also reimbursed for their business-related expenses incurred in connection with attendance at Board and Committee meetings and related activities. Our only employee director, Mr. Enloe, receives no separate compensation for his service in such capacity.

DIRECTOR COMPENSATION 2022

The following table provides summary information regarding 2022 compensation to our non-employee directors.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Stock Awards ($)(1)	Total ($)
William L. Ashton (2)	60,000	64,894	70,000	194,894
Michael Berelowitz (2)	50,000	64,894	70,000	184,894
Elena Cant (2) (3)	13,334	17,462	—	30,796
Winston Churchill (2)	57,500	64,894	70,000	192,394
James C. Miller (2)	57,500	64,894	70,000	192,394
Laura L. Parks, Ph.D. (2)	55,000	64,894	70,000	189,894
Bryan M. Reasons (2)	60,000	64,894	70,000	194,894
Wayne B. Weisman (2)	85,000	64,894	70,000	219,894
Gerri Henwood (4)	2,000	—	—	2,000

(1)

Reflects the aggregate grant date fair value of restricted stock units and options determined in accordance with the Financial Accounting Standards Board Accounting Standards, Codification Topic 718, Compensation – Stock Compensation, or ASC 718. The assumptions made in these valuations are included in Note 13 to the Annual Financial Statements included in our 2022 Annual Report.

(2)

As of December 31, 2022, (i) Messrs. Ashton, Churchill and Weisman each had stock options to purchase 240,452 shares of common stock, (ii) Dr. Berelowitz had stock options to purchase 232,952 shares of common stock, (iii) Ms. Cant had stock options to purchase 20,000 shares of common stock, (iv) Mr. Miller had stock options to purchase 176,194 shares of common stock, (v) Dr. Parks had stock options to purchase 138,182 shares of common stock, and (vi) Mr. Reasons had stock options to purchase 208,452 shares of common stock. In addition, as of December 31, 2022, each of our non-employee directors, except Ms. Cant, had 87,500 outstanding and unvested restricted stock units.

(3)	Ms. Cant was appointed as a director on September 1, 2022.
(4)	Ms. Henwood resigned as a director in January, 2022.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

The Audit Committee works with our management in order to negotiate appropriate fees with KPMG and is ultimately responsible for approving those fees. The following is a summary and description of audit fees paid or payable to KPMG for each of the years ended December 31, 2022 and 2021 and the fees billed by KPMG for other services in each of those years:

Service	2022	2021
Audit fees	$773,925	$930,830
Audit-related fees	—	116,888
Tax fees	89,241	99,580
All other fees	—	—
Total	$863,166	$1,147,298

“Audit fees” represented the aggregate fees for professional services rendered for the audit of our annual consolidated financial statements, consents for the use of audit reports and reference to the auditor as an expert in our registration statements, and professional services rendered for the review of our quarterly consolidated financial statements that are customary under the standards of the Public Company Accounting Oversight Board (United States) and in connection with regulatory filings.

“Audit-related fees” consisted of due diligence fees related to the acquisition of IriSys, LLC.

“Tax fees” consisted of fees related to tax compliance, tax planning and tax advice.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the independent registered public accounting firm. The Audit Committee’s charter establishes a policy that all audit and permissible non-audit services provided by the independent registered public accounting firm will be pre-approved by the Audit Committee.

All such audit and permissible non-audit services were pre-approved in accordance with this policy during the fiscal year ended December 31, 2022. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our independent registered public accounting firm. The responsibility to pre-approve audit and non-audit services may be delegated by the Audit Committee to one or more members of the Audit Committee; provided that any decisions made by such member or members must be presented to the full Audit Committee at its next scheduled meeting.

AUDIT COMMITTEE REPORT

The primary purpose of the Audit Committee is to assist the Board in its general oversight of the Company’s financial reporting process.

Management is primarily responsible for the preparation, presentation, and integrity of the Company’s consolidated financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company’s independent registered public accounting firm for the fiscal years 2022, 2021 and 2020, KPMG, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those consolidated financial statements with generally accepted accounting principles.

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee and the chairman of the Audit Committee met with management during fiscal year 2022 to consider the adequacy of the Company’s internal controls, and discussed these matters and the overall scope and plans for the audit of the Company with KPMG. The Audit Committee also discussed with management and KPMG the Company’s disclosure controls and procedures.

The Audit Committee has reviewed and discussed management’s assessment of the effectiveness of the Company’s internal controls and the audited consolidated financial statements contained in the Company’s 2022 Annual Report with management. The Audit Committee has discussed with KPMG the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board Auditing Standard and the Securities and Exchange Commission. In addition, KPMG has provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with KPMG its independence.

The Audit Committee also considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with the auditor’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company and its management. Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s 2022 Annual Report.

Audit Committee

Bryan Reasons (Chairman)

Winston J. Churchill

James C. Miller

EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of our executive officers as of the date of this Proxy Statement:

Name	Position	Age
J. David Enloe, Jr.	President, Chief Executive Officer	59
Ryan D. Lake	Chief Financial Officer	45

J. David Enloe, Jr. — See biography information above.

Ryan D. Lake has served as our Chief Financial Officer since January 2018. He had previously served as our Senior Vice President of Finance and Chief Accounting Officer since June 2017. Mr. Lake also served as the Chief Financial Officer of Baudax Bio following the separation of Baudax Bio from the Company, or the Separation, from November 2019 to December 2020. Mr. Lake has over 20 years of senior financial and life sciences leadership experience. Prior to joining us, Mr. Lake served as Chief Financial Officer and Vice President of Finance of Aspire Bariatrics, Inc., a privately-held, commercial-stage, medical device company from July 2015 to May 2017. From 2012 to 2015, Mr. Lake held executive management and senior finance positions, including Director of the Natural Materials Division, Controller and Senior Director of Finance, at DSM Biomedical (successor to Kensey Nash Corporation after its acquisition in 2012), a division of Royal DSM (listed on Euronext Amsterdam), a global science-based company active in health, nutrition and materials. From 2002 to 2012, Mr. Lake held various senior financial positions of increasing responsibility, most notably Senior Director of Finance and Interim Chief Financial Officer, with Kensey Nash Corporation, a medical device company. Earlier in his career, Mr. Lake worked at Deloitte & Touche, LLP. Mr. Lake has a B.S. degree in Accounting from West Chester University of Pennsylvania and is a certified public accountant and Chartered Global Management Accountant.

EXECUTIVE COMPENSATION

In 2022, our named executive officers are J. David Enloe, Jr., our President and CEO, and Ryan D. Lake, our Chief Financial Officer. This section discusses the material components of the executive compensation program for our named executive officers.

2022 SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation awarded to, earned by or paid to our named executive officers during the fiscal years ended December 31, 2022 and 2021:

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)(2)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
J. David Enloe, Jr.	2022	572,115	400,000	(3)	749,999	498,982	—	50,444	2,271,540
President and Chief Executive Officer	2021	550,000	—		120,793	—	377,190	49,062	1,097,045
Ryan D. Lake	2022	438,269	225,000	(3)	419,999	279,431	—	52,993	1,415,692
Chief Financial Officer	2021	425,385	—		867,815	—	242,887	49,062	1,585,149

(1)

Reflects the aggregate grant date fair value of restricted stock units and options determined in accordance with the Financial Accounting Standards Board Accounting Standards, Codification Topic 718, Compensation — Stock Compensation, or ASC 718. The assumptions made in these valuations are included in Note 13 to the Annual Financial Statements included in our 2022 Annual Report.

(2)

Compensation reflects both time-based and performance-based restricted stock unit awards. The amounts reported in this column for a fiscal year represent the grant date fair value of time-based and performance-based RSUs granted to our named executive officers during the fiscal year, as computed in accordance with ASC Topic 718, not including any estimates of forfeitures, and, with respect to the performance-based RSUs, assuming the most probable outcome of the performance conditions as of the grant date. The assumptions made in these valuations are included in Note 13 to the annual Financial Statements included in our 2022 Annual Report. The amounts reported in this column reflect the accounting cost for these time-based and performance-based RSUs and do not correspond to the actual economic value that may be received by the named executive officers from the RSUs. The value of the performance-based RSUs reported in this column for 2022, assuming achievement of the maximum performance level, is as follows: $250,000 for Mr. Enloe and $139,999 for Mr. Lake.

(3)

In recognition of the significant efforts of Mr. Enloe and Mr. Lake, in completing certain transactions for the Company in December 2022 (described in detail below), on December 28, 2022, our Board approved a one-time discretionary cash transaction success bonus in the amount of $400,000 to Mr. Enloe and $225,000 to Mr. Lake. This bonus was awarded in lieu of an annual performance bonus due to the strategic significance of successfully executing those transactions.

(4)	Reflects the amounts for the annual performance cash bonuses earned in 2021.
(5)	Reflects the amounts for 401(k) matching contributions and payments for medical benefits and life and disability insurance premiums.

Narrative Disclosure to Summary Compensation Table

Elements of Compensation

Base Salaries. Each named executive officer’s base salary is a fixed component of annual compensation for performing specific duties and functions, and has been established by our Compensation Committee or Board of Directors taking into account each individual’s role, responsibilities, skills, and expertise. Our Compensation Committee or Board of Directors reviews the base salaries of our executive officers, including our named executive officers, from time to time and makes adjustments as it determines to be reasonable and necessary to reflect the scope of an executive officer’s performance, contributions, responsibilities, experience, prior salary level, position (in the case of a promotion) and market conditions.

During 2022, we paid annual base salaries of $575,000 and $440,000 for Mr. Enloe and Mr. Lake, respectively. For additional information regarding the employment agreements of our named executive officers, see subsection entitled “Employment Arrangements with our Named Executive Officers.”

In January 2023, the Compensation Committee approved the following base salaries for our named executive officers: $625,000 for Mr. Enloe and $455,000 for Mr. Lake, each effective February 13, 2023.

Annual Performance Cash Bonuses

Mr. Enloe and Mr. Lake were each eligible in 2022 to earn an annual performance cash bonus from Societal based on the achievement of pre-established corporate and individual objectives as determined by our Board and our Compensation Committee, in consultation with Pay Governance, and additionally, with respect to Mr. Lake, upon review of the recommendations of our CEO. Mr. Enloe and Mr. Lake were assigned a target bonus opportunity expressed as a percentage of their respective base salaries. Their actual bonus payments could have been higher or lower than the target bonus amount, based on the achievement of corporate and individual objectives. The Compensation Committee retains the discretion to make adjustments to the calculated bonus amount based on unexpected or unplanned events, our overall financial condition, extraordinary performance or underperformance or other factors deemed appropriate by the Compensation Committee. The target bonus opportunity in 2022 for Mr. Enloe and Mr. Lake was 70% and 50% of their respective base salaries.

In light of the December 2022 Special Bonus to Mr. Enloe and Mr. Lake (see below), the Compensation Committee determined not to grant performance cash bonuses to Mr. Enloe and Mr. Lake for 2022.

December 2022 Special Bonus

In December 2022, we (i) through our wholly owned subsidiary, Societal CDMO Gainesville, LLC, or Societal Gainesville, sold certain real estate located in Gainesville, Georgia to Tenet Equity Funding SPE Gainesville, LLC, a subsidiary of Tenet Equity L.P., for a purchase price of $39.0 million, or the Sale-Leaseback Transaction; (ii) entered into a Credit Agreement, or the RBC Credit Agreement, by and among us, our subsidiaries named as guarantors therein, Royal Bank of Canada, in its capacity as the administrative agent, or RBC, and the lenders named therein, which provided us with a term loan in the principal amount of $36.9 million; and (iii) completed separate, concurrent underwritten public offerings of our securities, or the Equity Financing, which provided aggregate gross proceeds of approximately $35.6 million, before underwriting discounts and commissions and estimated offering expenses.

The proceeds of the Sale-Leaseback Transaction, RBC Credit Agreement and Equity Financing were used to repay in full all outstanding indebtedness under the Credit Agreement, dated as of November 17, 2017, as amended from time to time, by and among us, our subsidiaries named as guarantors therein, the lenders party thereto, and Athyrium Opportunities III Acquisition LP, or the Athyrium Debt, which had previously provided us with $100 million in a term loan due on December 31, 2023, at an interest rate equal to the three-month LIBOR rate, with a 1% floor plus 8.25% per annum.

In recognition of the significant efforts of Mr. Enloe and Mr. Lake, in completing the Sale-Leaseback Transaction, the RBC Credit Agreement, the Equity Financing, and the repayment of the Athyrium Debt, on December 28, 2022, our Board approved a one-time discretionary cash transaction success bonus in the amount of $400,000 to Mr. Enloe and $225,000 to Mr. Lake.

Equity Compensation

In 2021 and 2022, we awarded equity compensation under our 2018 Amended and Restated Equity Incentive Plan, or the 2018 Plan, to our named executive officers in the form of time-vesting stock options and time- and performance-vested restricted stock units. We determine equity award amounts based on the judgment of our Compensation Committee, taking into account information and recommendations provided by our compensation consultant. With respect to Mr. Lake, the Compensation Committee also considers recommendations provided by our CEO. In determining the amount of awards, the Compensation Committee generally does not consider an employee’s current equity ownership in our common stock or the prior awards that are fully vested, but may consider competitive market factors in our industry.

Our stock option awards typically vest over a four-year period, in 48 equal monthly installments, subject to the continued service of the employee with us. Our time-based restricted stock unit awards typically vest in equal annual installments over a four-year period subject to the continued service of the employee with us. Our performance-based restricted stock unit awards include vesting criteria relating to the achievement of certain development, commercialization and financial goals. We believe these vesting arrangements encourage our named executive officers to continue service with us for a longer period of time and remain focused on our multi-year long-term drug development and commercialization programs.

Qualified Plan

We maintain a tax-qualified savings plan under Section 401(k) of the Code. Employees who participate in the plan may make elective deferrals to the plan, subject to the limitations imposed by the Code. In addition, we currently match 100% of employee deferrals under the plan, up to a limit of 5% of the employee’s eligible compensation. Both Mr. Enloe and Mr. Lake participate in the Company’s plan.

OUTSTANDING EQUITY AWARDS AT 2022 FISCAL YEAR-END

The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2022:

	OPTION AWARDS					STOCK AWARDS
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested(#)		Market value of shares or units of stock that have not vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have Not Vested(#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested or units of($)(1)
J. David Enloe, Jr.	97,088	97,087	(2)	3.03	12/14/2030
	101,401	341,077	(3)	1.65	1/19/2032
						66,006	(4)	98,349
						303,030	(5)	451,515
									151,515	(6)	225,757
Ryan D. Lake	65,000	—		7.58	6/4/2027
	23,000	—		9.04	1/1/2028
	58,750	1,250	(7)	7.99	1/17/2029
	31,875	13,125	(8)	16.62	2/2/2030
	58,253	58,252	(9)	3.03	12/14/2030
	56,785	191,003	(10)	1.65	1/19/2032
						3,214	(11)	4,789
						6,000	(12)	8,940
						39,604	(13)	59,010
						50,000	(14)	74,500
						169,697	(15)	252,849
									84,848	(16)	126,424

(1)	The market value is based on the closing stock price of $1.49 on December 30, 2022 (the last trading date in the 2022 fiscal year).
(2)

The stock option is an inducement grant under Nasdaq listing rule 5635(c)(4). The stock option vests in equal monthly installments over 48 months, beginning on January 15, 2021, subject to continued service with us.

(3)	The stock option vests in equal monthly installments over 48 months, beginning on February 20, 2022, subject to continued service with us.
(4)

The restricted stock units are an inducement grant under Nasdaq listing rule 5635(c)(4). The restricted stock units vest in four equal annual installments beginning on December 15, 2021, subject to continued service with us.

(5)	The restricted stock units vest in four equal annual installments beginning January 20, 2022, subject to continued service with us.
(6)	These performance-based restricted stock units were based on 2022 performance and will vest upon the occurrence of certain performance criteria.
(7)	The stock option vests in equal monthly installments over 48 months, beginning on February 18, 2019, subject to continued service with us.
(8)	The stock option vests in equal monthly installments over 48 months, beginning on March 3, 2020, subject to continued service with us.

(9)	The stock option vests in equal monthly installments over 48 months, beginning on January 15, 2021, subject to continued service with us.
(10)	The stock option vests in equal monthly installments over 48 months, beginning on February 20, 2022, subject to continued service with us.
(11)	The restricted stock units vest in four equal annual installments beginning January 18, 2020, subject to continued service with us.
(12)	The restricted stock units vest in four equal annual installments beginning February 3, 2021, subject to continued service with us.
(13)	The restricted stock units vest in four equal annual installments beginning December 15, 2021, subject to continued service with us.
(14)

The restricted stock units vest as follows: 18,000 on April 8, 2021; 18,000 on July 8, 2021; 100,000 on December 31, 2021; and 100,000 in 24 equal monthly installments beginning January 31, 2022. Each of the vests are subject to continued service with us.

(15)	The restricted stock units vest in four equal annual installments beginning January 20, 2022, subject to continued service with us.
(16)	These performance-based restricted stock units were based on 2022 performance and will vest upon the occurrence of certain performance criteria.

EMPLOYMENT AGREEMENTS WITH OUR NAMED EXECUTIVE OFFICERS

We entered into employment agreements with J. David Enloe, Jr. and Ryan D. Lake, or the Employment Agreements, on December 15, 2020.

Compensation

The Employment Agreements provided for annual base salaries for each of Mr. Enloe and Mr. Lake, or, together, the Company Executive Officers, subject to adjustment from time to time. In addition, the Employment Agreements provide that the Company Executive Officers are eligible to participate in our incentive bonus program. The base salaries and target bonus opportunities that were in effect for 2022 are described in the “Base Salaries” and “Annual Bonuses” sections above.

Termination and Severance

The Employment Agreements each provide the Company Executive Officers with certain severance rights if we terminate the employment of such Company Executive Officer without cause or such Company Executive Officer resigns because of certain material adverse changes to the terms and conditions of his employment within 12 months of a change of control (in either case, an Involuntary Termination), or if such Company Executive Officer died or became disabled.

Pursuant to the Employment Agreements, if we terminate one of our Company Executive Officers’ employment without cause (as defined below) or such named Company Executive Officer resigns for certain reasons described below within 12 months of a change of control (as defined below), such Company Executive Officer will generally be entitled to receive:

(i)
any accrued but unused vacation and paid time off and any earned but unpaid bonus in respect of the prior year (referred to as the Accrued Benefits);
(ii)
continuation of such named executive officer’s base salary and health insurance benefits (including for eligible dependents), at active employee rates, for a period of 12 months following the date of termination, with respect to Mr. Lake, and for a period of 18 months following the date of termination, with respect to Mr. Enloe;
(iii)
a pro-rata annual bonus in respect of the fiscal year in which the effective date of termination occurs, to the extent such bonus is earned based on the applicable criteria, paid at the same time it would have otherwise been paid absent the named executive officer’s termination of employment; and

(iv)
outplacement services for a period of 12 months following the date of termination, which shall not exceed $25,000.

If a Company Executive Officer’s employment is terminated as a result of such Company Executive Officer’s disability or death, such Company Executive Officer or such Company Executive Officer’s estate will be entitled to receive:

(i)
the Accrued Benefits;
(ii)
continuation of such named executive officer’s base salary and health insurance benefits (including for eligible dependents) at active employee rates for a period of 18 months following the date of termination, with respect to Mr. Enloe, and a period of 12 months following the date of termination, with respect to Mr. Lake; and
(iii)
a pro-rata target bonus in respect of the fiscal year in which the effective date of termination occurs, paid within 30 days of termination.

The severance benefits are subject to the Company Executive Officer’s execution of a release of claims in favor of the Company. In addition, the agreements provide that if the payments and benefits would be subject to an excise tax under Section 280G of the Code, they would be reduced to the maximum amount that would not trigger the excise tax unless the executive would be better off (on an after-tax basis) receiving all of the payments and benefits and paying all necessary applicable taxes.

Restrictive Covenants

Under the employment agreements, the named executive officers are bound by a non-solicitation of employees and customers and a non-compete during their employment and the one-year period thereafter.

PAY VERSUS PERFORMANCE

As required by Item 402(v) of SEC Regulation S-K, the following table, footnotes, and discussion provide “Pay versus Performance” information for the last two fiscal years. The information provided below was not considered by the Compensation Committee in structuring or determining compensation for our named executive officers, or NEOs. Please refer to the Executive Compensation section of this Proxy Statement (page 29) for more information regarding our executive compensation program.

Pay Versus Performance Table

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO NEOs (3)	Average Compensation Actually Paid to Non-PEO NEOs (4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(5)	Net Loss(6)
2022	$2,271,540	$2,075,181	$1,415,692	$1,266,480	$52	$(19,881,000)
2021	$1,097,045	$754,666	$1,585,149	$1,078,984	$60	$(11,370,000)

(1)

The dollar amounts reported in this column are the amounts of total compensation reported for Mr. Enloe (our Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table.

(2)

The dollar amounts reported in this column represent the amount of “compensation actually paid” to Mr. Enloe, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Enloe during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments summarized in the table below were made to Mr. Enloe’s total compensation for each year to determine the compensation actually paid

Year	Summary Compensation Table Total	Deductions from Summary Compensation Table Total (i)	Additions to Summary Compensation Table Total (ii)	Compensation Actually Paid
2022	$2,271,540	$(1,248,981)	$1,052,622	$2,075,181
2021	$1,097,045	$(120,793)	$(221,586)	$754,666

(i)	Represents the grant date fair value of equity-based awards granted each year, as shown in the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table.
(ii)

Reflects the value of equity calculated in accordance with the SEC methodology for determining Compensation Actually Paid for each year shown. The equity award adjustments for each fiscal year include the following: (i) the addition (or subtraction, if applicable) of the year-end fair value of any equity awards granted in the year that are outstanding and unvested as of the end of the year; (ii) for any awards granted in prior years that are outstanding and unvested as of the end of the fiscal year, the addition (or subtraction, if applicable) of the change in fair value of between the end of the prior fiscal year the end of the applicable fiscal year; (iii) for awards that are granted and vest in the same fiscal year, the addition of the fair value of such awards as of the vesting date; (iv) for awards granted in prior years that vest during the fiscal year, the addition (or subtraction, if applicable) of the change in fair value between the end of the prior fiscal year and the vesting date of such awards; (v) for awards granted in prior years that fail to meet the applicable vesting conditions during the fiscal year, the subtraction of the fair value of such awards at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on such awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of the amount reported in the “Total” column of the Summary Compensation Table for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Fair Value of Equity Awards Granted in the Year and Outstanding and Unvested as of Year End	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years and Outstanding and Unvested as of Year End	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that were Forfeited in the Year	Total Equity Award Adjustments
2022	$796,002	$(35,880)	$319,600	$(27,100)	$—	$1,052,622
2021	$112,872	$(255,589)	$—	$(78,869)	$—	$(221,586)

(3)

The dollar amounts reported in this column represent the average of the amounts reported for the NEOs as a group (excluding our PEO) in the “Total” column of the Summary Compensation Table in each applicable year. The NEO (excluding our PEO) included for purposes of calculating the average amounts in 2022 and 2021 is Mr. Lake.

(4)

The dollar amounts reported in this column represent the average amount of “compensation actually paid” to the NEOs as a group (excluding our PEO), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding our PEO) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding our PEO) for each year to determine the compensation actually paid:

Year	Summary Compensation Table Total	Deductions from Summary Compensation Table Total (i)	Additions to Summary Compensation Table Total (ii)	Compensation Actually Paid
2022	$1,415,692	$(699,430)	$550,218	$1,266,480
2021	$1,585,149	$(867,815)	$361,650	$1,078,984

(i)	Represents the grant date fair value of equity-based awards granted each year, as shown in the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table.
(ii)

Reflects the value of equity calculated in accordance with the SEC methodology for determining Compensation Actually Paid for each year shown. The equity award adjustments for each fiscal year include the following: (i) the addition (or subtraction, if applicable) of the year-end fair value of any equity awards granted in the year that are outstanding and unvested as of the end of the year; (ii) for any awards granted in prior years that are outstanding and unvested as of the end of the fiscal year, the addition (or subtraction, if applicable) of the change in fair value of between the end of the prior fiscal year the end of the applicable fiscal year; (iii) for awards that are granted and vest in the same fiscal year, the addition of the fair value of such awards as of the vesting date; (iv) for awards granted in prior years that vest during the fiscal year, the addition (or subtraction, if applicable) of the change in fair value between the end of the prior fiscal year and the vesting date of such awards; (v) for awards granted in prior years that fail to meet the applicable vesting conditions during the fiscal year, the subtraction of the fair value of such awards at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on such awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of the amount reported in the “Total” column of the Summary Compensation Table for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Fair Value of Equity Awards Granted in the Year and Outstanding and Unvested as of Year End	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years and Outstanding and Unvested as of Year End	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that were Forfeited in the Year	Total Equity Award Adjustments
2022	$445,762	$(37,493)	$178,976	$(37,027)	$—	$550,218
2021	$238,723	$(196,072)	$354,300	$(35,301)	$—	$361,650

(5)

Total shareholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(6)	The dollar amounts reported represent the amount of net loss reflected in the Company’s audited financial statements for the applicable fiscal year.

Description of the Relationship Between Compensation Actually Paid and Selected Performance Metrics

In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between compensation actually paid and the financial performance metrics presented in the Pay versus Performance table.

Compensation Actually Paid and Company TSR. The below chart presents the compensation actually paid over the two-year period ended December 31, 2022 against trends in the Company’s TSR results over the same period.

Compensation Actually Paid and Net Operating Income (or Loss). The below chart presents the compensation actually paid over the two-year period ended December 31, 2022 against trends in our net loss over the same period.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Since January 1, 2021, we have not engaged in any related party transactions with our directors, executive officers, holders of more than 5% of our voting securities, or affiliates or immediate family members of our directors, executive officers, and holders of more than 5% of our voting securities.

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related-person transactions. This policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest. Our management is responsible for determining whether a transaction is a related party transaction subject to our policy, and upon subject determination, is responsible for disclosing the material facts concerning the transaction and the related party’s interest in our transaction to our Audit Committee. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances with respect to the transaction and shall evaluate all available options, including ratification, revision or termination of the transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of common stock as of by (a) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, (b) each named executive officer identified in the Summary Compensation Table above, (c) each director and nominee for director, and (d) all executive officers and directors as a group.

The percentage of common stock outstanding is based on shares of our common stock outstanding as of . For purposes of the table below, and in accordance with the rules of the SEC, we deem shares of common stock subject to options that are currently exercisable or exercisable within sixty days of or subject to restricted stock units that vest within sixty days of to be outstanding and to be beneficially owned by the person holding the options or restricted stock units for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, each of the persons or entities in this table has sole voting and investing power with respect to all of the shares of common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise noted below, the street address of each beneficial owner is 1 E. Uwchlan Ave., Suite 112, Exton, Pennsylvania 19341, unless otherwise noted.

Name of Beneficial Owner	Shares Beneficially Owned
	Number of Shares	Percentage
5% or Greater Shareholders
Entities affiliated with AWM Investment Company, Inc. (1)
c/o Special Situations Funds
527 Madison Avenue, Suite 2600
New York, NY 10022
Gerald J. Yakatan and Una Yakatan Co-Trustees, The Yakatan Family Trust dated April 4, 1989, as amended and fully restated on May 3, 2017 (2)
13813 Boquita Drive
Del Mar, CA 92014
First Light Asset Management, LLC (3)
3300 Edinborough Way, Suite 201
Edina, MN 55435
Named Executive Officers and Directors
J. David Enloe, Jr. (4)
Ryan D. Lake (5)
William L. Ashton (6)
Michael Berelowitz (7)
Elena Cant
Winston J. Churchill (8)
James Miller (9)
Laura L. Parks, Ph.D. (10)
Bryan M. Reasons (11)
Wayne B. Weisman (12)
All executive officers and directors as a group (10 persons)

*	Less than 1%
(1)

Based solely upon information set forth in the Schedule 13G/A filed on February 14, 2023 by AWM Investment Company, Inc., a Delaware Corporation, or AWM. AWM is the investment adviser to Special Situations Cayman Fund, L.P., or Cayman, Special Situations Fund III QP, L.P., or SSFQP, and Special Situations Private Equity Fund, L.P., or SSPE. Cayman, SSFQP and SSPE are collectively referred to as the “AWM Funds.” As the investment adviser to the AWM Funds, AWM holds sole voting and investment power over 1,929,358 shares of our common stock held by Cayman, 5,546,380 shares of our common stock held by SSFQP, and 1,370,314 shares of our common stock held by SSPE. David M. Greenhouse, or Greenhouse, and Adam C. Stettner, or Stettner, are members of: SSCayman, L.L.C., a Delaware limited liability company, the general partner of Cayman. Greenhouse and Stettner are members of MGP Advisers Limited Partnership, a Delaware limited partnership, the general partner of SSFQP; and MG Advisers, L.L.C., a New York limited liability company, the general partner of SSPE. Marxe, Greenhouse and Stettner are also controlling principals of AWM.

(2)

Based solely upon information set forth in a Schedule 13G filed on March 24, 2022. Consists of 5,000,000 shares of common stock directly owned by Gerald J. Yakatan and Una Yakatan Co-Trustees, The Yakatan Family Trust dated April 4, 1989, as amended and fully restated on May 3, 2017, or the Yakatan Family Trust. Mr. Yakatan and his spouse share voting and dispositive power over the shares held by the Yakatan Family Trust and each of Mr. Yakatan and his spouse is a trustee of the Yakatan Family Trust.

(3)

Based solely upon information set forth in a Schedule 13G/A filed on January 4, 2023 by First Light Asset Management, LLC, or First Light, and Mathew P. Arens. First Light is an investment adviser that has shared voting and dispositive power over 8,571,870 shares of common stock. Mr. Arens is also deemed to be the beneficial owner of these shares because of his position as managing member and majority owner of First Light.

(4)	Mr. Enloe holds shares of our common stock and stock options to purchase shares of our common stock that may be exercised within 60 days of .
(5)

Mr. Lake holds shares of our common stock, stock options to purchase shares of our common stock that may be exercised within 60 days of and restricted stock units covering shares of our common stock that may vest and be settled within 60 days of . Of the options, stock options to purchase shares of our common stock were not granted pursuant to any of our equity compensation plans and were granted as an inducement grant pursuant to Nasdaq listing rule 5635(c)(4). The restricted stock units were granted as an inducement grant pursuant to Nasdaq listing rule 5635(c)(4).
(6)

Mr. Ashton holds shares of our common stock, stock options to purchase shares of our common stock that may be exercised within 60 days of and restricted stock units covering shares of our common stock that may vest and be settled within 60 days of .

(7)

Dr. Berelowitz holds shares of our common stock, stock options to purchase shares of our common stock that may be exercised within 60 days of and restricted stock units covering shares of our common stock that may vest and be settled within 60 days of .

(8)

Mr. Churchill holds shares of our common stock, stock options to purchase shares of our common stock that may be exercised within 60 days of and restricted stock units covering shares of our common stock that may vest and be settled within 60 days of . Also includes 2,097,938 shares of our common stock beneficially held by SCP Vitalife Partners II, L.P., or SCP Vitalife Partners, and 701,017 shares of common stock beneficially held by SCP Vitalife Partners (Israel) II, L.P., or SCP Vitalife Israel (and together with SCP Vitalife Partners, referred to herein as the SCP Vitalife Entities). Mr. Churchill is a director of the corporate general partner of the common general partner of SCP Vitalife Partners and SCP Vitalife Israel. As a result, Mr. Churchill has shared voting and investment power with respect to the shares of common stock that are held beneficially by the SCP Vitalife Entities.

(9)

Mr. Miller holds shares of our common stock, stock options to purchase shares of our common stock that may be exercised within 60 days of and restricted stock units covering shares of our common stock that may vest and be settled within 60 days of .

(10)	Dr. Parks holds shares of our common stock and stock options to purchase shares of our common stock that may be exercised within 60 days of .
(11)

Mr. Reasons holds shares of our common stock, stock options to purchase shares of our common stock that may be exercised within 60 days of and restricted stock units covering shares of our common stock that may vest and be settled within 60 days of .

(12)

Mr. Weisman holds shares of our common stock, stock options to purchase shares of our common stock that may be exercised within 60 days of and restricted stock units covering shares of our common stock that may vest and be settled within 60 days of . Also includes 2,798,955 shares of our common stock beneficially held by the SCP Vitalife Entities. Mr. Weisman is a director of the corporate general partner of the common general partner of SCP Vitalife Partners and SCP Vitalife Israel. As a result, Mr. Weisman has shared voting and investment power with respect to the shares of common stock that are held beneficially by the SCP Vitalife Entities.

DELINQUENT SECTION 16(a) REPORTS

Section 16 of the Exchange Act requires the Company’s directors, certain officers, and beneficial owners of more than ten percent of the Common Stock to file reports with the SEC indicating their holdings of and transactions in the Company’s equity securities and to provide copies of such reports to the Company. Based solely on a review of such copies and written representations from the Company’s reporting persons, the Company believes that all Section 16 filing requirements were fulfilled on a timely basis except that the following individuals failed to timely file certain Section 16 reports: (i) Mr. Lake failed to timely file a Form 4 to report shares held back to satisfy applicable withholding taxes for two transactions that were timely reported on January 24, 2022, and (iii) Mr. Enloe failed to timely file a Form 4 to report shares held back to satisfy applicable withholding taxes for a transaction that was timely reported on January 24, 2022.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents information about equity compensation plans and individual compensation arrangements as of December 31, 2022:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants, and rights (1) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(2)	8,824,395	(3)	$3.90	3,237,642	(4)
Equity compensation plans not approved by security holders	1,287,808	(5)	$3.78	—	(6)
Total	10,112,203		$3.89	3,237,642

(1)	The equity compensation plan approved by stockholders consists of the Recro Pharma, Inc. 2018 Amended and Restated Equity Incentive Plan (or the 2018 Plan).
(2)	Represents the weighted-average exercise price of outstanding stock options and does not include restricted stock units
(3)

Consists of outstanding options to purchase 6,839,785 shares of common stock and restricted stock units covering an aggregate of 1,984,610 shares of common stock. Shares of common stock in settlement of vested restricted stock units are deliverable within 30 days of the vesting date.

(4)

The 2018 Plan provides that on the 1st of December of each year, the Company’s Board may, without further shareholder approval, increase the number of shares reserved for issuance under the 2018 Plan by an amount not greater than five percent (5%) of the Company’s issued and outstanding capital stock, or such lower amount as determined by the Board in its sole discretion.

(5)

Consists of outstanding options to purchase 1,210,552 shares of common stock and restricted stock units covering an aggregate of 77,256 shares of common stock that were inducement grants as defined under Nasdaq Listing Rule 5635(c)(4).

(6)

Our board of directors has not established any specific number of shares that could be issued without shareholder approval. Inducement grants to new key employees are determined on a case-by-case basis. Other than possible inducement grants, we expect that all equity awards will be made under shareholder-approved plans.

Our inducement grants typically contain terms and conditions that are materially the same as standard grants made under our 2018 Plan. Our inducement option grants typically have a ten-year term and vest in equal monthly installments over 48 months, subject generally to the continued service of the employee with us. Our inducement time-based restricted stock unit awards typically vest in equal annual installments over a four-year period, subject generally to the continued service of the employee with us.

Other information with respect to this item is set forth in this Proxy Statement under the headings “Security Ownership of Directors, Certain Beneficial Owners and Management,” “Executive Compensation,” and “Director Compensation,” and is incorporated herein by reference.

ITEMS TO BE VOTED ON

ITEM 1: ELECTION OF CLASS III DIRECTORS FOR A THREE-YEAR TERM EXPIRING IN 2026

At the Annual Meeting, our shareholders will vote on the election of two Class III director nominees named in this Proxy Statement as directors, each to serve until our 2026 Annual Meeting of Shareholders and until their respective successors are elected and qualified. Our Board has unanimously nominated William L. Ashton and Laura L. Parks, Ph.D. for election to our Board at the Annual Meeting.

Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Governance Committee will recommend to our Board a replacement nominee. The Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his or her replacement.

Vote Required

Class III Directors are elected by a plurality of the votes cast in the election of directors. The nominees for Class III director receiving the highest number of FOR votes will be elected. If no contrary indication is made, shares represented by executed proxies will be voted FOR the election of Mr. Ashton and Dr. Parks. Shares voting “withheld” and broker non-votes will have no effect on the election of directors.

Board Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS SHAREHOLDERS VOTE FOR THE ELECTION OF WILLIAM L. ASHTON AND LAURA L. PARKS, PH.D.	✓

ITEM 2: ADOPTION AND APPROVAL OF AN AMENDMENT TO OUR SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 95 MILLION TO 185 MILLION

Overview

The Board has approved an amendment to our Articles of Incorporation, to increase the number of authorized shares of common stock from 95 million to 185 million. Our Articles of Incorporation currently authorize the issuance of up to 95 million shares of common stock, par value $0.01 per share. As of our record date, , approximately million shares were issued and outstanding. Additionally, we have approximately million shares reserved for issuance under the 2018 Plan. As of , there are million shares of our common stock issuable upon the exercise of stock options outstanding, million shares of our common stock issuable upon the vesting and settlement of restricted stock units outstanding and million shares of our common stock issuable upon the exercise of warrants outstanding. As a result, approximately million shares of common stock remain available for future issuance. Appendix A to this Proxy Statement includes the text of the proposed amendment to the Company’s Articles of Incorporation. The Board believes that it is in the best interests of the Company and its shareholders to increase the number of authorized shares of common stock available for issuance to 185 million in order to provide us with greater flexibility in managing the Company, allow the conversion of the preferred stock to common stock and ensure the ability of the Board to respond efficiently and effectively to corporate needs that arise.

On December 14, 2022, we closed on concurrent underwritten public offerings of common stock and Series A convertible preferred stock. Each share of our Series A convertible preferred stock will automatically convert into 10 shares of our common stock without any further action or the payment of additional consideration by the holder thereof, subject to and immediately upon, approval of an amendment to our Articles of Incorporation to increase the number of shares of common stock we are authorized to issue, such as the one being presented for approval at the Annual Meeting. If we do not obtain shareholder approval for the increase in authorized shares by June 30, 2023, the then-in-effect conversion rate of the Series A convertible preferred stock shall be increased by 10% and will increase by an additional 10% per year on June 30 of each year for which such approval has not yet been obtained, subject to certain limits.

Reasons for the Increase in Number of Authorized Shares of Common Stock

The primary purpose of the proposed amendment to increase the number of shares of authorized common stock is to account for the conversion of our 450,000 shares of Series A convertible preferred stock, which will afford our Series A investors all of the rights and privileges of our common shareholders. The proposed amendment also provides us with flexibility of action to raise additional capital or engage in a range of investment and strategic opportunities through equity financings. In addition, the proposed increase in authorized capital will allow us to take advantage of favorable market conditions and possible acquisition opportunities without the delay and expense ordinarily attendant on obtaining further shareholder approval. We have no specific current plans, arrangements or understandings for the issuance of our authorized shares of common stock, except with respect to issuances pursuant to the 2018 Plan and issuances upon conversion of the Series A convertible preferred stock.

Effects of the Increase in Number of Authorized Shares of Common Stock

The issuance of common stock may have the effect of discouraging or thwarting persons seeking to take control of the Company through a tender offer, proxy fight or otherwise seeking to bring about removal of incumbent management or a corporate transaction such as a merger. For example, the issuance of common stock in a public or private sale, merger or in a similar transaction would increase the number of our outstanding shares, thereby diluting the interest of a party seeking to take over the Company. The proposed amendment has not been made in response to, and is not being presented to deter, any effort to obtain control of the Company and is not being proposed as an anti-takeover measure. Existing shareholders do not have preemptive rights with respect to future issuances of common stock by us and their interest in the Company could be diluted by such issuances with respect to any of the following: earnings per share, voting, liquidation rights and book and market value.

Vote Required

The affirmative vote of a majority of the votes cast by all shareholders entitled to vote on this proposal is required to adopt and approve the proposed amendment of our Articles of Incorporation. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Board Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS SHAREHOLDERS VOTE FOR THE ADOPTION AND APPROVAL OF AN AMENDMENT TO OUR SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 95 MILLION TO 185 MILLION

✓

ITEM 3: NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, we are conducting a non-binding shareholder advisory vote on the compensation paid to our named executive officers. This proposal, commonly known as “say-on-pay,” gives our shareholders the opportunity to express their views on our named executive officers’ compensation. The vote is advisory, and, therefore, it is not binding on the Board, the Compensation Committee, or the Company. Nevertheless, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. We currently intend to conduct this advisory vote annually.

Our executive compensation program is designed to attract, motivate and retain our named executive officers who are critical to our success. Our Board believes that our executive compensation program is well tailored to retain and motivate key executives while recognizing the need to align our executive compensation program with the interests of our shareholders and our “pay-for-performance” philosophy. Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our shareholders’ interests and current market practices.

We encourage our shareholders to read the “Summary Compensation Table” table and other related compensation tables and narrative disclosures, which describe the 2022 compensation of our named executive officers.

We are asking our shareholders to indicate their support for the compensation of our named executive officers as described herein. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our executive compensation philosophy, programs, and practices as described in this Proxy Statement.

Vote Required

The affirmative vote of a majority of votes cast by all shareholders entitled to vote on this proposal at the Annual Meeting is required for advisory approval of this proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Board Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS SHAREHOLDERS VOTE FOR THE APPROVAL OF, ON A NON-BINDING ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AT THE ANNUAL MEETING	✓

ITEM 4: RATIFICATION OF APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023

The Audit Committee of the Board has appointed and engaged KPMG to serve as our independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for the 2023 fiscal year, and to perform audit-related services. KPMG has served as our independent registered public accounting firm since 2009.

Shareholders are hereby asked to ratify the Audit Committee’s appointment of KPMG as our independent registered public accounting firm for the 2023 fiscal year.

The Audit Committee is solely responsible for selecting our independent auditors. Although shareholder ratification of the appointment of KPMG to serve as our independent registered public accounting firm is not required by law or our organizational documents, the Board has determined that it is desirable to seek shareholder ratification as a matter of good corporate governance in view of the critical role played by independent registered public accounting firms in maintaining the integrity of financial controls and reporting. If the shareholders do not ratify the appointment of KPMG, the Audit Committee will reconsider its selection and whether to engage an alternative independent registered public accounting firm.

Representatives of KPMG are expected to virtually attend the Annual Meeting where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Vote Required

The affirmative vote of a majority of votes cast by all shareholders entitled to vote on this proposal at the Annual Meeting is required to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.	✓

OTHER INFORMATION

OTHER MATTERS

The Annual Meeting is called for the purposes set forth in the Notice. Our Board does not know of any other matters to be considered by the shareholders at the Annual Meeting other than the matters described in the Notice. However, the enclosed proxy confers discretionary authority on the persons named in the proxy card with respect to matters that may properly come before the Annual Meeting and that are not known to our Board at the date this Proxy Statement was printed. It is the intention of the persons named in the proxy card to vote in accordance with their best judgment on any such matter.

HOUSEHOLDING

Companies and intermediaries (e.g., brokers) can satisfy the delivery requirements for proxy statements and other Annual Meeting materials with respect to two or more shareholders sharing the same address by delivering only a single copy of a proxy statement or other Annual Meeting materials addressed to those shareholders. This process, which is commonly referred to as householding, potentially provides extra convenience for shareholders and cost savings for companies. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards. If you share an address with another shareholder and have received multiple copies of our proxy materials, you may write us at the address below to request delivery of a single copy of proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a shareholder at a shared address to which a single copy of the proxy materials was delivered. If you hold stock as a record shareholder and prefer to receive separate copies of our proxy materials either now or in the future, please contact us at 1 E. Uwchlan Ave., Suite 112, Exton, Pennsylvania 19341, Attn: Corporate Secretary. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of our proxy materials either now or in the future, please contact your brokerage firm or bank.

REQUIREMENTS FOR SUBMISSION OF SHAREHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING

Proposals to be considered for inclusion in our proxy statement for the 2024 Annual Meeting of Shareholders must be received by us no later than December 5, 2023. If we change the date of the 2024 Annual Meeting of Shareholders by more than 30 days from the anniversary of this year’s Annual Meeting, shareholder proposals must be received a reasonable time before we begin to make available the proxy materials for the 2024 Annual Meeting in order to be considered for inclusion in our proxy statement. Proposals must be sent via registered, certified, or express mail (or other means that allows the shareholder to determine when the proposal was received by the Corporate Secretary) to the Corporate Secretary, Societal CDMO, Inc., 1 E. Uwchlan Ave., Suite 112, Exton, Pennsylvania 19341. Proposals must contain the information required under our Bylaws, a copy of which is available upon request to our Corporate Secretary, and also must comply with the SEC’s regulations regarding the inclusion of shareholder proposals in Company-sponsored proxy materials.

Shareholders intending to present a proposal or nominate a director for election at our 2024 Annual Meeting of Shareholders without having the proposal or nomination included in our proxy statement must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Corporate Secretary receive the proposal or nomination no earlier than the close of business on the 150th day, and no later than the close of business on the 120th day, prior to the first anniversary of the preceding year’s Annual Meeting. Accordingly, for our 2024 Annual Meeting of Shareholders, our Corporate Secretary must receive the proposal or nomination no earlier than December 19, 2023 and no later than the close of business on January 18, 2024. The proposal or nomination must contain the information required by the Bylaws, a copy of which is available upon request to our Corporate Secretary. If the shareholder does not meet the applicable deadlines or comply with the requirements of SEC Rule 14a-4, we may exercise discretionary voting authority under proxies we solicit to vote, in accordance with our best judgment, on any such proposal. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice by the same deadline noted herein to submit notice of mattes for consideration at the 2024 Annual Meeting of Shareholders. Such notice must comply with the additional requirements of Rule 14a-19(b).

SHAREHOLDER COMMUNICATIONS TO THE BOARD

Shareholders and other interested parties may communicate with the Board by writing to the Corporate Secretary, Societal CDMO, Inc., 1 E. Uwchlan Ave., Suite 112, Exton, Pennsylvania 19341. Communications intended for a specific director or directors should be addressed to their attention to the Corporate Secretary at the address provided above. Communications received from shareholders are forwarded directly to Board members as part of the materials mailed in advance of the next scheduled Board meeting following receipt of the communications. The Board has authorized the Corporate Secretary, in her discretion, to forward communications on a more expedited basis if circumstances warrant or to exclude a communication if it is illegal, unduly hostile or threatening, or similarly inappropriate. Advertisements, solicitations for periodical or other subscriptions, and other similar communications generally will not be forwarded to the directors.

AVAILABILITY OF MATERIALS

Our 2022 Annual Report, including the financial statements and financial statement schedules, has been filed with the SEC and provides additional information about us, which is incorporated by reference herein. It is available on the internet at www.societalcdmo.com and is available in paper form (other than exhibits thereto) by first class mail or other equally prompt means to beneficial owners of our common stock without charge upon written request to Chief Financial Officer, Societal CDMO, Inc., 1 E. Uwchlan Ave., Suite 112, Exton, Pennsylvania 19341. In addition, it is available to beneficial and record holders of our common stock at www.proxyvote.com.

APPENDIX A

ARTICLES OF AMENDMENT

OF

SOCIETAL CDMO, INC.

In compliance with the requirements of the applicable provisions (relating to articles of amendment) of the Pennsylvania Business Corporation Law of 1988, as amended, the undersigned, desiring to amend its Second Amended and Restated Articles of Incorporation, as amended hereby states that:

1.
The name of the Corporation is Societal CDMO, Inc. (the “Corporation”).
2.
The address of the Corporation’s registered office in the Commonwealth of Pennsylvania is 1 E. Uwchlan Ave, Suite 112, Exton, Pennsylvania 19341, Chester County.
3.
The Corporation was incorporated under the Pennsylvania Business Corporation Law of 1988, as amended.
4.
The date of the Corporation’s incorporation was November 15, 2007.
5.
The amendment shall be effective upon filing these Articles of Amendment with the Pennsylvania Department of State.
6.
The amendment was adopted by the Corporation by the Board of Directors and shareholders of the Corporation under 15 Pa.C.S. §§ 1912(a) and 1914(a).
7.
The amendment adopted by the Corporation is:

RESOLVED, that the Second Amended and Restated Articles of Incorporation, as amended of the Corporation is hereby amended by amending and restating the first paragraph of Article IV in its entirety as follows:

“The aggregate number of shares of all classes of stock that the Corporation shall have authority to issue is one hundred ninety-five million (195,000,000) shares, of which one hundred eighty-five million (185,000,000) of such shares shall be common stock, par value $0.01 per share (the ‘Common Stock’), and ten million (10,000,000) shares shall be preferred stock, with a par value of $0.01 per share, to be designated by the board of directors of the Corporation (the ‘Board of Directors’), from time to time, as described below (the ‘Preferred Stock’).”

8.
Except as set forth in these Articles of Amendment, the Second Amended and Restated Articles of Incorporation, as amended remain in full force and effect.

[Remainder of Page Intentionally Blank]

A-1

IN TESTIMONY WHEREOF, the undersigned Corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof on this ______ day of ____________, 2023.

SOCIETAL CDMO, INC
By:
Name:	J. David Enloe, Jr.
Title:	President and Chief Executive Officer

A-2

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V05343-P90838 ! ! ! For All Withhold All For All Except For Against Abstain ! ! ! ! ! ! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. SOCIETAL CDMO, INC. SOCIETAL CDMO, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. PO BOX 1342 BRENTWOOD, NY 11717 The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2. Adopt and approve an amendment to our Second Amended and Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 95 million to 185 million. 3. Approval, on an advisory basis, of the compensation of our named executive officers. 4. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2023. NOTE: Such other business as may properly come before the annual meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 01) William L. Ashton 02) Laura L. Parks, Ph.D. 1. Election of Class III directors for a three-year term expiring in 2026. Nominees: ! ! ! VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 16, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/SCTL2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 16, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE w

V05344-P90838 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. SOCIETAL CDMO, INC. 2023 Annual Meeting of Shareholders May 17, 2023 - 10:00 AM EDT This proxy is solicited by the Board of Directors The undersigned hereby appoints J. David Enloe, Jr. and Ryan D. Lake, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of SOCIETAL CDMO, INC. that the undersigned is entitled to vote at the 2023 Annual Meeting of Shareholders to be held virtually at 10:00 AM, EDT, on May 17, 2023 via www.virtualshareholdermeeting.com/SCTL2023, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side